UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635 )
Exact name of registrant as specified in charter: Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— March 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Diversified Income Trust

## 3|31|07

*Semiannual Report*

PUTNAM
INVESTMENTS

**INCOME FUNDS** invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Diversified
Income Trust

3 | 31 | 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to demonstrate healthy growth, it has become evident that certain sectors of the U.S. economy have slowed somewhat. Volatility in the financial markets has been on the rise, reflecting increased uncertainty about the potential impact of problems in the housing market. However, we have also seen indications that inflation is stabilizing and the unemployment rate is declining. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended March 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Diversified Income Trust: seeking broad

diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

Key drivers of
fixed-income returns

Government

Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values create opportunities for global investors.

Credit

Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized

Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Putnam Diversified Income Trust seeks high current income consistent with preservation of capital by investing in investment-grade, high-yield, and non-U.S. fixed-income securities. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking high current income consistent with capital preservation, fixed-income diversification, or both.

Highlights

• For the six months ended March 31, 2007, Putnam Diversified Income Trust’s class A shares posted a total return of 3.78% before sales charges.

• The fund’s primary benchmark, the Lehman Aggregate Bond Index, returned 2.76% .

• The average return for the fund’s Lipper category, Multi-Sector Income Funds, was 4.66% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 3/31/07

Since the fund’s inception (10/3/88), average annual return is 7.57% before sales charge and 7.35% after sales charge.

	Average annual return		Cumulative return

	Before sales charge	After sales charge	Before sales charge	After sales charge

10 years	5.83%	5.42%	76.17%	69.59%

5 years	8.80	7.98	52.47	46.78

3 years	5.88	4.52	18.69	14.19

1 year	7.87	3.85	7.87	3.85

6 months	—	—	3.78	–0.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 3.75% load. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Report from the fund managers

The period in review

The six-month period ended March 31, 2007, was favorable for most sectors of the fixed-income market, especially those associated with higher credit risk, such as the emerging-market and high-yield bond sectors. Investor demand for higher yield, combined with the global economy’s ongoing strength, supported higher prices in both of these sectors. Because your fund invests in a variety of fixed-income securities and markets, its results before sales charges were ahead of the return of its U.S.-based primary benchmark index. However, the fund significantly lagged the average performance of its competitors because it was more defensively positioned, with smaller allocations to high-yield and emerging-market bonds than the majority of other funds with similar investment objectives. The fund’s relatively defensive posture helped its performance at the end of February, when financial markets reacted unfavorably to volatility in the Chinese stock market and worries over financial problems for sub-prime mortgage lenders in the United States. The fund continued to benefit from its holdings in securitized bonds, and our currency strategies had a positive effect on performance over the course of the semiannual period.

Market overview

Over the past six months, the global economy remained strong. Inflation, though at the higher end of what has been perceived as an acceptable range, was generally considered to be under control. This resulted in a relatively benign environment for fixed-income investments. While yields of 10-year U.S. Treasury bonds declined only slightly, yields of high-yield and emerging-market bonds declined more dramatically. Furthermore, at the end of February, the “spread,” which is the difference in yield between high-yield bonds and Treasuries of similar maturity, briefly moved to historically low levels. Since prices of fixed-income investments move in the opposite direction from their yields, the steep decline in yields of high-yield and emerging-market bonds meant prices of these bonds appreciated substantially. Also contributing to these favorable market conditions were improved balance sheets for many high-yield bond issuers, low default rates, investor demand for higher yields, and ample liquidity within the financial marketplace. Despite the shrinking yield advantage for high-yield and emerging-market bonds relative to Treasuries, investors have continued to demonstrate a high level of confidence in both markets.

The rally in bonds was interrupted by two brief sell-offs. The first was in December, when strong economic statistics led some to conclude that the Federal Reserve (the Fed) would not cut rates to stimulate growth anytime soon. Beginning at its August 2006 meeting, the Fed had decided to pause in raising short-term interest rates, while retaining its stated bias toward increasing them in the future to restrain inflation. As of March 31, 2007, the federal funds rate — the overnight lending rate that banks charge each other, which guides other short-term rates — remained at 5.25%, where it had been since the August 2006 meeting. The second brief period of volatility came from worries in late February over what actions Chinese officials might take to calm their stock market, and after Wall Street firms began to clamp

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/07.

Bonds

Lehman Aggregate Bond Index (broad bond market)	2.76%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	3.20%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	7.55%

JPMorgan Global Diversified Emerging Markets Bond Index (global emerging-market bonds)	6.34%

Equities

S&P 500 Index (broad stock market)	7.38%

Russell 2000 Growth Index (small-company growth stocks)	11.46%

Russell 2000 Value Index (small-company value stocks)	10.62%

down on liquidity for sub-prime lenders following a dramatic increase in default rates among sub-prime mortgage loans.

Strategy overview

Your fund’s managers believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objectives. The fund’s portfolio includes a broad spectrum of securitized, credit, cash (and equivalent) and government debt instruments. Our investment process involves aligning teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. We then draw from these strategies, systematically building an array of investments that seeks to carefully balance risk and return.

Though market fundamentals have been generally strong, we have become concerned about a trend of higher valuation levels in the fixed-income market. Reflecting these concerns, we have adopted an increasingly conservative posture regarding both duration — a measure of the portfolio’s interest-rate sensitivity — and credit risk. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) Despite the Fed’s “on-hold” status, the global trend in monetary policy is toward higher rates. Therefore, we have kept the portfolio’s duration short, meaning it is

Comparison of sector weightings

This chart shows how the fund’s sector weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.

less sensitive to interest-rate changes, in order to lessen its vulnerability to the negative impact of rate increases that may occur in the future.

Also for defensive purposes, we continued to maintain a higher level of overall credit quality than we have in past years. We accomplished this by keeping the fund’s exposure to high-yield bonds relatively low and maintaining significant exposure to securitized instruments with short maturities. The fund’s positions in international bonds, especially emerging-market debt, further diversified the fund’s sources of return. We have also maintained some exposure to bank loans. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

The portfolio’s significant position in securitized bonds, or structured securities, performed well during the six-month period, as interest rates continued to fluctuate within a relatively narrow range. Structured securities currently offer higher income than corporate bonds of comparable credit

Top holdings

This table shows the fund’s top holdings within each of the fund’s three broad sectors, and the percentage of the fund’s net assets that each comprised, as of 3/31/07. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Coupon (%) and maturity date
Securitized sector

Green Tree Financial Corp. Ser. 99-5, Class A5 (1.1%)	7.86%, 2030

Conseco Finance Securitizations Corp. Ser. 00-4, Class A6 (0.9%)	8.31%, 2032

Conseco Finance Securitizations Corp. Ser. 01-3, Class A4 (0.9%)	6.91%, 2033

Credit sector

Pemex Project Funding Master Trust company guaranty (0.6%)	5.75%, 2015

Echostar DBS Corp. company guaranty (0.6%)	6.625%, 2014

Freeport-McMoRan Copper & Gold, Inc. bank term loan FRN,
Ser. B (0.5%)	7.11%, 2014

Government sector

Federal National Mortgage Association Pass-Through
Certificates TBA (9.7%)	5.5%, 2037

Federal National Mortgage Association Pass-Through
Certificates TBA (9.7%)	5.5%, 2037

Germany (Federal Republic of) bonds Ser. 05 (5.8%)	3.25%, 2015

quality. They also carry short maturities, providing us with the flexibility to shift to other fixed-income securities should interest rates rise. The most common types of structured securities are mortgage-backed securities (MBSs) such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of structured securities include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls. As part of our defensive posture, we have increased credit quality within the structured securities portion of the portfolio.

Our country selection in the area of European government bonds also contributed positively to performance. We avoided bonds from Portugal and Greece, countries that are experiencing higher inflation and large deficits. In contrast, we emphasized issues from France, Germany, and Switzerland,* countries with tight fiscal management, whose securities appear to offer better relative value.

While we have gradually reduced the fund’s weighting in emerging-market securities over the past three years, holdings in this area nevertheless helped performance for the period. In light of the current environment of significantly higher commodity prices, we emphasized bonds from Russia and Peru, which have high levels of commodity exports. The fund’s limited exposure to bonds from Hungary,* which posted unexpectedly strong economic performance, detracted from returns.

The fund’s position in senior-secured bank loans contributed positively to performance, although we have reduced the size of the position as valuations have risen in this sector. These floating-rate bank loans are issued by banks to corporations. Their interest payments adjust to reflect changes in short-term interest rates. Also, their senior-secured status means that they are backed by the assets of each issuing company, such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

*The fund’s exposure to these countries was through derivatives rather than direct investments.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

With U.S. economic growth remaining reasonably strong, and inflation staying within bounds for the moment, we believe that the Fed will keep short-term interest rates stable for the remainder of this year. We do not agree with predictions from market watchers that a faltering housing market and high commodity prices will force the Fed to cut rates during 2007. However, Europe has been a surprisingly strong growth engine for the global economy over the past year, and we think that the European Central Bank (ECB) will be aggressive with its rate moves in order to keep inflation there under control. Eventually, upward rate moves by the ECB and the Japanese central bank could force the Fed to raise rates in the United States. The Treasury yield curve, a graphical representation of the level of interest rates across the maturity spectrum, has become more positively sloped recently, meaning that longer-term rates are beginning to trend upward on concerns that inflationary pressures may be building. With these factors in mind, we are increasing our efforts to position the fund defensively with regard to both duration and credit quality. Going forward, we will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, and we intend to continue our efforts to diversify the portfolio across a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.57%	7.35%	6.74%	6.74%	6.75%	6.75%	7.26%	7.06%	7.30%	7.73%

10 years	76.17	69.59	63.30	63.30	63.23	63.23	71.48	65.85	71.84	80.66
Annual average	5.83	5.42	5.03	5.03	5.02	5.02	5.54	5.19	5.56	6.09

5 years	52.47	46.78	46.74	44.74	46.75	46.75	50.30	45.42	50.53	54.32
Annual average	8.80	7.98	7.97	7.68	7.97	7.97	8.49	7.78	8.52	9.06

3 years	18.69	14.19	16.13	13.16	16.08	16.08	17.77	13.92	17.75	19.66
Annual average	5.88	4.52	5.11	4.21	5.10	5.10	5.60	4.44	5.60	6.17

1 year	7.87	3.85	7.12	2.12	7.20	6.20	7.57	4.05	7.62	8.24

6 months	3.78	–0.14	3.42	–1.58	3.41	2.41	3.58	0.22	3.66	4.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Comparative index returns

For periods ended 3/31/07

				Lipper
	Lehman	Citigroup	JPMorgan	Multi-Sector
	Aggregate	Non-U.S.	Global	Income Funds
	Bond	World Govt.	High Yield	category
	Index	Bond Index	Index	average†

Annual average
(life of fund)	7.50%	7.14%	—*	7.68%

10 years	86.92	69.82	98.69%	83.17
Annual average	6.46	5.44	7.11	6.19

5 years	29.79	62.16	68.19	50.67
Annual average	5.35	10.15	10.96	8.49

3 years	10.25	8.37	28.55	18.61
Annual average	3.31	2.71	8.73	5.84

1 year	6.59	8.31	11.71	7.91

6 months	2.76	3.20	7.55	4.66

Index and Lipper results should be compared to fund performance at net asset value.

* Inception date of index was 12/31/93, after the fund’s inception.

† Over the 6-month and 1-, 3-, 5-, 10-year, and life-of-fund periods ended 3/31/07, there were 123, 118, 104, 86, 53, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 3/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.270		$0.233	$0.233	$0.258		$0.258	$0.282

Capital gains	—		—	—	—		—	—

Total	$0.270		$0.233	$0.233	$0.258		$0.258	$0.282

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$9.93	$10.32	$9.85	$9.87	$9.84	$10.17	$9.91	$9.93

3/31/07	10.03	10.42	9.95	9.97	9.93	10.26	10.01	10.04

Current yield
(end of period)

Current
dividend rate[1]	5.38%	5.18%	4.70%	4.69%	5.20%	5.03%	5.15%	5.62%

Current 30-day
SEC yield
(with expense
limitation)[2,3]	5.25	5.06	4.49	4.50	5.00	4.84	5.00	5.50

Current 30-day
SEC yield
(without
expense
limitation)[3]	5.25	5.05	4.49	4.49	4.99	4.83	5.00	5.50

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	0.97%	1.72%	1.72%	1.22%	1.22%	0.72%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from October 1, 2006, to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.98	$ 8.77	$ 8.77	$ 6.24	$ 6.25	$ 3.71

Ending value (after expenses)	$1,037.80	$1,034.20	$1,034.10	$1,035.80	$1,036.60	$1,040.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2007, use the calculation method below. To find the value of your investment on October 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.94	$ 8.70	$ 8.70	$ 6.19	$ 6.19	$ 3.68

Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,018.80	$1,018.80	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Average annualized expense
ratio for Lipper peer group*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Diversified Income Trust	71%*	126%*	99%	146%†	209%†‡

Lipper Multi-Sector Income
Funds category average	124%	127%	104%	145%	118%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

‡ Excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Kevin Murphy, and Paul Scanlon are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

Trustee and Putnam employee fund ownership

As of March 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 696,000	$ 98,000,000

Putnam employees	$5,835,000	$458,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $2,000,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth and Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended March 31, 2007, Kevin Murphy became a Portfolio Member of your fund and Portfolio Member David Waldman left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001–	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding those from the United States.

JPMorgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 26th percentile in management fees and in the 11th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

60th	31st	41st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 119, 93, and 85 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Sector Income Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 57%, 38%, and 58% respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 67 out of 118, 33 out of 86, and 31 out of 53 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management and sub-management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/07 (Unaudited)

FOREIGN GOVERNMENT BONDS AND NOTES (23.9%)*

		Principal amount	Value

Argentina (Republic of ) FRB 5.475s, 2012		$34,747,500	$32,939,473
Brazil (Federal Republic of ) bonds 6s, 2017		6,295,000	6,335,918
Canada (Government of ) bonds 5 1/2s, 2010	CAD	9,650,000	8,737,460
Canada (Government of ) bonds Ser. WB60, 7 1/4s, 2007	CAD	8,915,000	7,772,531
Canada (Government of ) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	1,636,476
Colombia (Republic of ) notes 10s, 2012		$9,334,000	10,981,451
France (Government of ) bonds 5 3/4s, 2032	EUR	17,480,000	28,605,383
France (Government of ) bonds 5 1/2s, 2010	EUR	22,675,000	31,740,049
France (Government of ) bonds 4s, 2013	EUR	32,000,000	42,643,714
France (Government of ) bonds 4s, 2009	EUR	6,430,000	8,585,120
Germany (Federal Republic of ) bonds Ser. 05, 3 1/4s, 2015	EUR	122,527,000	154,857,152
Germany (Federal Republic of ) bonds Ser. 2, 5s, 2012	EUR	9,780,000	13,607,722
Indonesia (Republic of ) 144A bonds 6 5/8s, 2037		$7,850,000	7,732,250
Ireland (Republic of ) bonds 5s, 2013	EUR	49,300,000	69,092,181
Japan (Government of ) 10 yr bonds Ser. 244, 1s, 2012	JPY	23,000,000	192,418
Japan (Government of ) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	599,500,000	5,277,056
Japan (Government of ) CPI Linked bonds Ser. 8, 1s, 2016	JPY	4,779,579,000	39,865,942
Mexican (Government of ) bonds Ser. M 10, 8s, 2015	MXN	72,676,000	6,780,460
Peru (Republic of ) bonds 8 3/4s, 2033		$1,940,000	2,551,100
Russia (Federation of ) unsub. stepped-coupon 5s
(7 1/2s, 4/1/07), 2030 ††		33,044,975	37,473,002
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		7,605,000	7,386,737
South Africa (Republic of ) notes 7 3/8s, 2012		5,995,000	6,513,568
South Africa (Republic of ) notes 6 1/2s, 2014		8,050,000	8,524,950
Spain (Kingdom of ) bonds 5s, 2012	EUR	15,000,000	20,903,187
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	215,045,000	36,064,672
Turkey (Republic of ) notes 11s, 2013		$4,705,000	5,751,863
Turkey (Republic of ) notes 6 7/8s, 2036		13,530,000	12,921,150
Ukraine (Government of ) 144A sr. unsub. 6.58s, 2016 (S)		6,290,000	6,378,060
United Mexican States bonds Ser. MTN, 8.3s, 2031		7,775,000	10,021,975
Venezuela (Republic of ) notes 10 3/4s, 2013		5,710,000	6,937,650

Total foreign government bonds and notes (cost $604,324,309)			$638,810,670

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (21.0%)*

		Principal amount	Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, September 1, 2021		$93,397	$94,962
5 1/2s, May 1, 2020		408,909	410,075
Federal National Mortgage Association
Pass-Through Certificates
8s, April 1, 2027		2,794	2,923
7s, with due dates from July 1, 2031 to April 1, 2034		36,287	37,800
6 1/2s, with due dates from October 1, 2034
to February 1, 2035		18,014	18,504

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (21.0%)* continued

		Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, November 1, 2017		$23,993	$24,632
6s, with due dates from February 1, 2019 to
October1, 2021		9,531,744	9,691,497
6s, TBA, May 1, 2037		4,700,000	4,732,313
6s, TBA, April 1, 2037		4,700,000	4,734,516
5 1/2s, April 1, 2036		36,258	35,890
5 1/2s, with due dates from January 1, 2009
to February 1, 2021		4,442,849	4,457,490
5 1/2s, TBA, May 1, 2037		261,800,000	258,926,326
5 1/2s, TBA, April 1, 2037		261,800,000	258,997,928
5s, April 1, 2021		18,316	18,063
4 1/2s, with due dates from October 1, 2020
to October 1, 2035		15,357,425	14,517,254
4 1/2s, with due dates from August 1, 2020
to September 1, 2020		4,467,787	4,329,913
4s, with due dates from May 1, 2019 to September 1, 2020		897,200	847,702

Total U.S. government agency mortgage obligations (cost $563,205,011)			$561,877,788

U.S. TREASURY OBLIGATIONS (4.6%)*

		Principal amount	Value

U.S. Treasury Bonds
6 1/4s, May 15, 2030		$42,182,000	$49,985,670
6 1/4s, August 15, 2023		27,090,000	31,106,938
U.S. Treasury Strip zero %, November 15, 2024		98,235,000	41,005,784

Total U.S. treasury obligations (cost $114,679,472)			$122,098,392

CORPORATE BONDS AND NOTES (20.7%)*

		Principal amount	Value

Basic Materials (1.4%)
Abitibi-Consolidated, Inc. notes 7 3/4s, 2011 (Canada)		$620,000	$592,100
Builders FirstSource, Inc. company guaranty FRN 9.61s, 2012		400,000	406,000
Chaparral Steel Co. company guaranty 10s, 2013		3,133,000	3,493,295
Cognis Holding GmbH & Co. 144A sr. notes 9 1/2s,
2014 (Germany)	EUR	1,034,000	1,501,511
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$1,715,000	1,667,838
Compass Minerals International, Inc. sr. notes stepped-coupon
zero % (12 3/4s, 12/15/07), 2012 ††		5,065,000	5,109,319
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		600,000	600,000
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		2,852,000	2,642,492
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. bonds
8 3/8s, 2017		3,442,000	3,717,360

CORPORATE BONDS AND NOTES (20.7%)* continued

		Principal amount	Value

Basic Materials continued
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015		$1,722,000	$1,851,150
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		2,431,000	2,582,938
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		330,000	350,625
Momentive Performance Materials, Inc. 144A
sr. notes 9 3/4s, 2014		1,830,000	1,884,900
Mosaic Co. (The) 144A sr. notes 7 5/8s, 2016		951,000	1,003,305
Mosaic Co. (The) 144A sr. notes 7 3/8s, 2014		574,000	598,395
Nalco Co. sr. sub. notes 8 7/8s, 2013		2,105,000	2,236,563
NewPage Corp. company guaranty 10s, 2012		532,000	581,875
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		1,006,000	1,021,090
Novelis, Inc. company guaranty 7 1/4s, 2015
(acquired various dates from 1/28/05 to 1/26/07,
cost $1,383,913) ‡		1,361,000	1,439,258
PQ Corp. company guaranty 7 1/2s, 2013		602,000	608,020
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	2,435,000	3,428,660
Steel Dynamics, Inc. 144A sr. notes 6 3/4s, 2015		$1,493,000	1,496,733
			38,813,427

Capital Goods (1.0%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		551,000	552,378
Blount, Inc. sr. sub. notes 8 7/8s, 2012		1,616,000	1,672,560
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		697,000	717,039
L-3 Communications Corp. company guaranty 6 1/8s, 2013		10,381,000	10,225,285
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		3,094,000	3,005,048
Legrand SA debs. 8 1/2s, 2025 (France)		4,999,000	5,873,825
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		695,000	741,044
Owens-Brockway Glass Container, Inc. sr. sec.
notes 8 3/4s, 2012		2,343,000	2,466,008
Owens-Illinois, Inc. debs. 7 1/2s, 2010		453,000	459,795
			25,712,982

Communication Services (1.2%)
American Cellular Corp. company guaranty 9 1/2s, 2009		1,350,000	1,326,375
Cincinnati Bell, Inc. company guaranty 7s, 2015		3,374,000	3,348,695
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		1,561,000	1,627,343
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		6,814,000	6,439,230
iPCS, Inc. sr. notes 11 1/2s, 2012		2,160,000	2,376,000
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		2,985,000	3,074,550
Qwest Corp. debs. 7 1/4s, 2025		1,375,000	1,417,969
Qwest Corp. notes 8 7/8s, 2012		8,725,000	9,641,125
Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	643,550
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010		3,589,000	3,696,670
			33,591,507

CORPORATE BONDS AND NOTES (20.7%)* continued

	Principal amount	Value

Consumer Cyclicals (3.8%)
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012	$2,415,000	$2,520,656
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	1,175,000	1,213,188
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	1,325,000	1,321,688
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	1,453,443	1,504,314
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	217,000	227,036
Dex Media, Inc. notes 8s, 2013	468,000	490,230
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)	3,792,000	4,062,180
Ford Motor Co. notes 7.45s, 2031	2,081,000	1,610,174
Ford Motor Credit Corp. notes 7 7/8s, 2010	1,100,000	1,104,091
Ford Motor Credit Corp. notes 7 3/8s, 2009	883,000	881,377
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011	3,013,000	3,175,826
Ford Motor Credit Corp. sr. unsec. 8s, 2016	690,000	664,655
Ford Motor Credit Corp. sr. unsec. FRN 8.11s, 2012	534,000	522,239
Ford Motor Credit Corp. 144A sr. unsec.
notes 9 3/4s, 2010	1,978,000	2,083,510
General Motors Corp. debs. 9.4s, 2021	370,000	362,600
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	1,237,000	1,357,608
Goodyear Tire & Rubber Co. (The) 144A
sr. notes 8 5/8s, 2011	1,080,000	1,161,000
Hanesbrands, Inc. 144A sr. notes FRN 8.735s, 2014	365,000	371,844
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	4,015,000	4,090,281
Jostens IH Corp. company guaranty 7 5/8s, 2012	4,956,000	5,042,730
Levi Strauss & Co. sr. notes 9 3/4s, 2015	3,326,000	3,650,285
Levi Strauss & Co. sr. notes 8 7/8s, 2016	1,320,000	1,412,400
Meritor Automotive, Inc. notes 6.8s, 2009	491,000	493,455
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	2,757,000	2,946,544
MGM Mirage, Inc. company guaranty 6s, 2009	7,904,000	7,913,880
Movie Gallery, Inc. sr. unsec. notes 11s, 2012	1,319,000	1,210,183
NTK Holdings, Inc. sr. disc. notes zero %, 2014	794,000	575,650
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	2,940,000	3,042,900
Park Place Entertainment Corp.sr. sub. notes 7 7/8s, 2010	2,300,000	2,403,500
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	1,946,000	2,004,380
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	1,006,000	1,033,665
PRIMEDIA, Inc. sr. notes 8s, 2013	3,746,000	3,877,110
R.H. Donnelley Corp. sr. disc. notes Ser. A-2, 6 7/8s, 2013	553,000	537,793
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	1,487,000	1,446,108
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	3,175,000	3,365,500
Scientific Games Corp. company guaranty 6 1/4s, 2012	4,989,000	4,889,220
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	5,155,000	5,425,638
Standard Pacific Corp. sr. notes 7 3/4s, 2013	1,339,000	1,285,440
Station Casinos, Inc. sr. notes 6s, 2012	2,191,000	2,122,531
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014 (S)	1,854,000	1,932,795
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	3,181,000	3,093,523
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	677,000	683,770
United Auto Group, Inc. 144A sr. sub. notes 7 3/4s, 2016	1,460,000	1,474,600

CORPORATE BONDS AND NOTES (20.7%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	$2,855,000	$2,890,688
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	766,000	723,870
Wimar Opco, LLC. 144A sr. sub. notes 9 5/8s, 2014	4,260,000	4,275,975
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	2,605,000	2,578,950
		101,057,580

Consumer Staples (3.0%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	4,155,000	4,269,263
AMC Entertainment, Inc. company guaranty 11s, 2016	1,152,000	1,311,840
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	948,000	964,590
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	574,508	30,019
Avis Budget Car Rental, LLC 144A sr. notes 7 3/4s, 2016 (S)	1,280,000	1,305,600
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	1,352,000	1,372,280
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	556,000	586,580
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	8,838,000	9,169,425
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	1,671,000	1,760,816
CCH I Holdings, LLC company guaranty 12 1/8s, 2015	246,000	239,235
Church & Dwight Co., Inc. company guaranty 6s, 2012	3,512,000	3,424,200
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	4,560,000	4,172,400
CSC Holdings, Inc. debs. 7 5/8s, 2018	2,753,000	2,780,530
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	1,998,000	2,047,950
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	5,005,000	4,967,463
Dean Foods Co. company guaranty 7s, 2016	611,000	613,291
Del Monte Corp. company guaranty 6 3/4s, 2015	1,780,000	1,759,975
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	3,605,000	3,749,200
Echostar DBS Corp. company guaranty 6 5/8s, 2014	15,810,000	15,908,813
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	4,175,000	4,540,521
Playtex Products, Inc. company guaranty 9 3/8s, 2011	1,187,000	1,227,061
Playtex Products, Inc. sec. notes 8s, 2011	2,893,000	3,023,185
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	3,465,000	3,586,275
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	2,370,000	2,521,088
Rental Services Corp. 144A bonds 9 1/2s, 2014	295,000	314,175
United Rentals NA, Inc. sr. sub. notes 7s, 2014	1,475,000	1,471,313
Young Broadcasting, Inc. company guaranty 10s, 2011	1,510,000	1,487,350
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	751,000	700,308
		79,304,746

Energy (4.1%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	5,575,000	5,484,406
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	2,704,000	2,818,920
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	5,729,000	5,571,453
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	5,575,000	5,825,875
Complete Production Services, Inc. 144A sr. notes 8s, 2016	2,195,000	2,249,875
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	3,895,000	3,778,150
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	5,425,000	5,438,563

CORPORATE BONDS AND NOTES (20.7%)* continued

	Principal amount	Value

Energy continued
Forest Oil Corp. sr. notes 8s, 2011	$3,730,000	$3,888,525
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	4,610,000	4,419,838
Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	4,355,000	4,120,919
Massey Energy Co. sr. notes 6 5/8s, 2010	5,565,000	5,620,650
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	2,650,000	2,650,000
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	3,232,000	3,078,480
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	2,938,105	3,008,928
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	2,625,000	2,741,340
Peabody Energy Corp. sr. notes 5 7/8s, 2016	5,820,000	5,587,200
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)	3,522,500	3,691,017
Pemex Project Funding Master Trust company
guaranty 9 1/2s, 2027	9,008,000	12,210,344
Pemex Project Funding Master Trust company
guaranty 5 3/4s, 2015	16,127,000	16,159,254
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	3,777,000	4,022,505
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	4,365,000	4,441,388
Pride International, Inc. sr. notes 7 3/8s, 2014	3,145,000	3,223,625
		110,031,255

Financial (1.6%)
Bosphorus Financial Services, Ltd. 144A sec. FRN
7.16s, 2012 (Cayman Islands)	10,299,000	10,402,515
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	2,440,000	2,452,200
General Motors Acceptance Corp. FRN 6.31s, 2007	2,320,000	2,319,993
General Motors Acceptance Corp. notes 7 3/4s, 2010	418,000	429,044
General Motors Acceptance Corp. notes 7s, 2012	335,000	336,696
General Motors Acceptance Corp. notes 6 7/8s, 2012	311,000	309,747
General Motors Acceptance Corp. notes 6 3/4s, 2014	2,545,000	2,501,969
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	160,000	157,941
Liberty Mutual Insurance 144A notes 7.697s, 2097	2,900,000	3,028,371
UBS Luxembourg SA for Sberbank unsec. sub. notes
stepped-coupon 6.23s (7.429s, 2/11/10), 2015 (Luxembourg) ††	2,850,000	2,882,775
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)	7,596,000	7,852,365
VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)	3,035,000	3,137,431
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)	7,265,000	7,782,631
		43,593,678

Health Care (1.5%)
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012	368,000	379,040
DaVita, Inc. company guaranty 6 5/8s, 2013	1,134,000	1,134,000
HCA, Inc. notes 6 3/8s, 2015	1,766,000	1,507,723
HCA, Inc. notes 5 3/4s, 2014	1,985,000	1,694,694
HCA, Inc. 144A sec. notes 9 1/4s, 2016	2,730,000	2,944,988
HCA, Inc. 144A sec. sr. notes 9 5/8s, 2016 ‡‡ (S)	2,340,000	2,527,200
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	3,295,000	2,998,450
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	4,560,000	4,440,300
Service Corporation International debs. 7 7/8s, 2013	465,000	481,275

CORPORATE BONDS AND NOTES (20.7%)* continued

	Principal amount	Value

Health Care continued
Service Corporation International sr. notes 6 3/4s, 2016	$3,737,000	$3,718,315
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	3,922,000	3,814,145
Tenet Healthcare Corp. notes 7 3/8s, 2013	2,140,000	1,987,525
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	854,000	862,540
US Oncology, Inc. company guaranty 9s, 2012	3,170,000	3,383,975
Vanguard Health Holding Co. II, LLCsr. sub. notes 9s, 2014	1,646,000	1,666,575
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	2,840,000	3,195,000
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	1,339,000	1,375,823
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s,2014 (R)	1,350,000	1,377,000
		39,488,568

Technology (0.7%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	2,334,000	2,360,258
Freescale Semiconductor, Inc. 144A sr. notes 9 1/8s, 2014 ‡‡	1,613,000	1,600,903
Freescale Semiconductor, Inc. 144A sr. notes 8 7/8s, 2014	3,228,000	3,232,035
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016 (S)	1,614,000	1,618,035
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	4,018,000	4,128,495
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	81,000	71,280
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	1,906,000	2,044,185
Xerox Corp. sr. notes 7 5/8s, 2013	1,812,000	1,900,335
Xerox Corp. unsec. sr. notes 6 3/4s, 2017	808,000	845,506
		17,801,032

Utilities & Power (2.4%)
AES Corp. (The) sr. notes 8 7/8s, 2011	361,000	385,368
AES Corp. (The) 144A sec. notes 9s, 2015	4,036,000	4,308,430
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	3,250,000	3,445,000
CMS Energy Corp. sr. notes 8.9s, 2008	1,200,000	1,245,000
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,225,000	1,298,500
Colorado Interstate Gas Co. debs. 6.85s, 2037	2,495,000	2,619,448
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	700,000	704,371
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	634,000	660,945
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	760,000	784,700
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,315,000	1,595,901
El Paso Production Holding Co. company guaranty 7 3/4s, 2013	5,263,000	5,499,835
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	3,632,000	3,559,360
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	5,601,000	6,077,085
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	4,402,000	4,798,180
NRG Energy, Inc. sr. notes 7 3/8s, 2016	1,015,000	1,042,913
Orion Power Holdings, Inc. sr. notes 12s, 2010	5,195,000	6,000,225
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	3,346,000	3,427,050
Teco Energy, Inc. notes 7.2s, 2011	1,165,000	1,234,900
Teco Energy, Inc. notes 7s, 2012	1,500,000	1,582,500
Teco Energy, Inc. sr. notes 6 3/4s, 2015	221,000	232,326
Tennessee Gas Pipeline Co. debs. 7s, 2028	520,000	556,746
Tennessee Gas Pipeline Co. unsec. notes 7 1/2s, 2017	1,052,000	1,173,493

CORPORATE BONDS AND NOTES (20.7%)* continued

		Principal amount	Value

Utilities & Power continued
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026		$3,235,000	$3,501,888
Utilicorp United, Inc. sr. notes 9.95s, 2011		61,000	66,795
Veolia Environnement sr. unsub. notes Ser. EMTN,
5 3/8s, 2018 (France)	EUR	3,125,000	4,327,207
Williams Cos., Inc. (The) notes 8 3/4s, 2032		$640,000	737,600
Williams Cos., Inc. (The) notes 7 5/8s, 2019		2,449,000	2,663,288
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010		949,000	962,049
Williams Partners LP/ Williams Partners
Finance Corp. 144A bonds 7 1/4s, 2017		605,000	639,788
			65,130,891

Total corporate bonds and notes (cost $541,489,646)			$554,525,666

COLLATERALIZED MORTGAGE OBLIGATIONS (15.3%)*

		Principal amount	Value

Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029		$1,758,000	$1,753,096
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	1,175,904
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	2,219,564
Banc of America Funding Corp. IFB Ser. 06-4,
Class A4, Interest only (IO), 0.18s, 2036		4,229,267	7,960
Banc of America Large Loan 144A
FRB Ser. 05-ESHA, Class K, 7.12s, 2020		4,239,000	4,235,300
FRB Ser. 06-LAQ, Class M, 6.97s, 2021		1,587,000	1,587,407
FRB Ser. 06-LAQ, Class L, 6.87s, 2021		2,131,000	2,134,899
Ser. 03-BBA2, Class X1A, IO, 0.175s, 2015 (F)		547,868	1
Banc of America Mortgage Securities IFB Ser. 06-2,
Class A4, Interest Only (IO), 0.08s, 2036		4,139,084	26,632
Bayview Commercial Asset Trust Ser. 07-1, Class A,
IO, 1.211s, 2037		14,758,751	1,936,348
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.453s, 2032		1,174,000	1,309,757
Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J, 6.97s, 2018		2,480,000	2,480,000
Broadgate Financing PLC sec. FRB Ser. D, 6.435s,
2023 (United Kingdom)	GBP	3,004,800	5,887,114
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
IO, 0.722s, 2017		$98,721,163	929,367
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO, 2.608s, 2046		23,141,371	940,118
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036		31,602,725	79,007
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 6.12s, 2017		369,000	368,998
FRB Ser. 06-A, Class C, 5.92s, 2017		1,093,000	1,092,994
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033		14,703,000	14,501,569

COLLATERALIZED MORTGAGE OBLIGATIONS (15.3%)* continued

		Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 7.17s, 2020		$4,911,000	$4,911,000
FRB Ser. 05-TFLA, Class K, 6.62s, 2020		2,413,000	2,413,000
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	9,621,548
Ser. 98-C1, Class F, 6s, 2040		7,396,000	7,136,563
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	2,288,541
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.549s, 2031		139,799,587	1,485,371
DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	2,282,272
DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031		7,128,872	6,781,625
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		1,974,000	1,855,560
Ser. 97-CF1, Class B1, 7.91s, 2030		1,888,850	1,889,794
European Loan Conduit 144A FRB Ser. 22A, Class D,
6.433s, 2014 (Ireland)	GBP	2,461,000	4,842,018
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 6.441s, 2014 (United Kingdom)	GBP	2,207,471	4,334,946
Fannie Mae
FRB Ser. 05-117, Class GF, zero %, 2036		$1,391,001	1,299,000
IFB Ser. 06-70, Class SM, 9.605s, 2036		937,622	1,013,084
IFB Ser. 06-76, Class QB, 7.68s, 2036		5,529,521	5,875,430
IFB Ser. 06-63, Class SP, 7.38s, 2036		6,000,033	6,623,257
IFB Ser. 06-60, Class TK, 7.32s, 2036		1,915,017	2,062,095
IFB Ser. 05-74, Class CS, 5.39s, 2035		3,543,289	3,600,612
IFB Ser. 05-74, Class CP, 5.243s, 2035		3,107,523	3,201,773
IFB Ser. 06-27, Class SP, 5.06s, 2036		3,685,000	3,811,241
IFB Ser. 06-8, Class HP, 5.06s, 2036		4,394,540	4,487,185
IFB Ser. 06-8, Class WK, 5.06s, 2036		6,806,256	6,898,612
IFB Ser. 05-106, Class US, 5.06s, 2035		7,257,769	7,477,076
IFB Ser. 05-99, Class SA, 5.06s, 2035		3,711,958	3,769,762
IFB Ser. 05-114, Class SP, 4.95s, 2036		1,956,442	1,856,175
IFB Ser. 06-60, Class CS, 4.583s, 2036		2,650,438	2,556,880
IFB Ser. 05-95, Class CP, 4.089s, 2035		534,195	533,734
IFB Ser. 05-95, Class OP, 3.923s, 2035		2,011,000	1,899,638
IFB Ser. 05-83, Class QP, 3.562s, 2034		1,222,423	1,153,662
IFB Ser. 02-36, Class QH, IO, 2.73s, 2029		398,437	1,597
IFB Ser. 06-90, Class SE, IO, 2.48s, 2036		8,675,181	813,637
IFB Ser. 03-66, Class SA, IO, 2.33s, 2033		6,690,576	521,658
IFB Ser. 07-W2, Class 3A2, IO, 1.96s, 2037		7,301,349	476,359
IFB Ser. 05-113, Class AI, IO, 1.91s, 2036		2,859,534	218,962
IFB Ser. 05-113, Class DI, IO, 1.91s, 2036		211,025	12,604
IFB Ser. 06-60, Class DI, IO, 1 3/4s, 2035		8,411,932	463,068
IFB Ser. 07-30, Class WI, IO, 1.44s, 2037		9,843,000	546,928
IFB Ser. 07-22, Class S, IO, 1.43s, 2037		20,095,274	1,227,548
IFB Ser. 07-W2, Class 2A2, IO, 1.43s, 2037		9,409,881	507,308
IFB Ser. 06-128, Class SH, IO, 1.43s, 2037		5,433,840	303,208
IFB Ser. 06-56, Class SM, IO, 1.43s, 2036		5,896,658	325,071
IFB Ser. 06-12, Class SD, IO, 1.43s, 2035		22,419,611	1,623,180

COLLATERALIZED MORTGAGE OBLIGATIONS (15.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-123, Class CI, IO, 1.42s, 2037	$11,616,626	$755,496
IFB Ser. 05-95, Class CI, IO, 1.38s, 2035	7,834,007	505,669
IFB Ser. 05-84, Class SG, IO, 1.38s, 2035	12,787,288	834,922
IFB Ser. 05-104, Class NI, IO, 1.38s, 2035	8,752,523	589,045
IFB Ser. 04-92, Class S, IO, 1.38s, 2034	10,237,295	547,061
IFB Ser. 05-83, Class QI, IO, 1.37s, 2035	2,037,900	150,092
IFB Ser. 05-83, Class SL, IO, 1.35s, 2035	25,097,960	1,323,567
IFB Ser. 06-114, Class IS, IO, 1.33s, 2036	5,600,440	316,775
IFB Ser. 06-20, Class IG, IO, 1.33s, 2036	37,925,078	1,588,501
IFB Ser. 06-109, Class SH, IO, 1.3s, 2036	5,463,871	396,586
IFB Ser. 06-45, Class SM, IO, 1.28s, 2036	9,056,314	383,481
IFB Ser. 06-8, Class JH, IO, 1.28s, 2036	19,692,923	1,088,423
IFB Ser. 06-20, Class IB, IO, 1.27s, 2036	16,253,716	648,864
IFB Ser. 05-95, Class OI, IO, 1.27s, 2035	1,143,488	85,417
IFB Ser. 06-98, Class SQ, IO, 1 1/4s, 2036	14,867,584	808,396
IFB Ser. 06-85, Class TS, IO, 1.24s, 2036	12,117,475	588,919
IFB Ser. 07-30, Class LI, IO, 1.12s, 2037	6,793,000	395,173
IFB Ser. 07-W2, Class 1A2, IO, 1.11s, 2037	25,130,128	1,197,011
IFB Ser. 07-15, Class CI, IO, 1.06s, 2037	21,256,824	1,151,252
IFB Ser. 06-123, Class BI, IO, 1.06s, 2037	28,234,176	1,497,024
IFB Ser. 06-115, Class JI, IO, 1.06s, 2036	15,615,432	831,725
IFB Ser. 06-123, Class LI, IO, 1s, 2037	10,461,814	534,341
IFB Ser. 05-74, Class SE, IO, 0.78s, 2035	4,927,684	160,408
IFB Ser. 05-87, Class SE, IO, 0.73s, 2035	54,633,060	1,767,285
Ser. 03-W6, Class PT1, 9.952s, 2042	94,034	100,857
Ser. 04-W8, Class 3A, 7 1/2s, 2044	2,513,339	2,649,337
Ser. 04-W2, Class 5A, 7 1/2s, 2044	7,364,834	7,748,449
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	2,175,515	2,290,717
Ser. 03-W4, Class 4A, 7 1/2s, 2042	662,127	691,637
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,304,957	1,365,866
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,276,679	1,336,627
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	240,054	251,257
Ser. 02-W6, Class 2A, 7 1/2s, 2042	323,469	338,536
Ser. 02-T12, Class A3, 7 1/2s, 2042	321,078	334,687
Ser. 02-W1, Class 2A, 7 1/2s, 2042	1,048,419	1,092,345
Ser. 02-14, Class A2, 7 1/2s, 2042	15,216	15,898
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,370,616	1,427,644
Ser. 02-T4, Class A3, 7 1/2s, 2041	400,285	417,123
Ser. 01-T8, Class A1, 7 1/2s, 2041	23,333	24,233
Ser. 01-T7, Class A1, 7 1/2s, 2041	6,033,316	6,268,507
Ser. 01-T3, Class A1, 7 1/2s, 2040	926,992	964,167
Ser. 01-T1, Class A1, 7 1/2s, 2040	2,904,099	3,021,544
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,093,331	1,151,481
Ser. 00-T6, Class A1, 7 1/2s, 2030	528,026	551,261
Ser. 02-W7, Class A5, 7 1/2s, 2029	1,196,407	1,250,548
Ser. 01-T4, Class A1, 7 1/2s, 2028	7,017,343	7,405,183
Ser. 02-W3, Class A5, 7 1/2s, 2028	7,077	7,394
Ser. 01-T10, Class A1, 7s, 2041	6,170,805	6,361,749
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	181,017	127

COLLATERALIZED MORTGAGE OBLIGATIONS (15.3%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-86, Class IB, IO, 5 1/2s, 2028	$448,126	$5,602
Ser. 07-16, Class TS, IO, 5 1/2s, 2009	24,177,042	517,534
Ser. 07-39, Class A, IO, 5s, 2037	9,765,000	362,607
Ser. 03-W10, Class 3, IO, 1.931s, 2043	1,248,308	61,847
Ser. 03-W17, Class 12, IO, 1.153s, 2033	21,729,349	895,249
Ser. 03-W10, Class 1A, IO, 0.932s, 2043	33,779,186	498,215
Ser. 03-W10, Class 3A, IO, 0.928s, 2043	41,628,460	701,418
Ser. 01-T1, Class 1, IO, 0.843s, 2040	1,162,065	4,902
Ser. 00-T6, IO, 0.768s, 2030	19,880,275	292,538
Ser. 02-T18, IO, 0.524s, 2042	57,874,812	735,229
Ser. 02-W8, Class 1, IO, 0.359s, 2042	30,205,050	240,065
Ser. 06-84, Class OP, Principal Only (PO), zero %, 2036	356,929	346,759
Ser. 361, Class 1, PO, zero %, 2035	13,218,508	10,846,800
Ser. 04-38, Class AO, PO, zero %, 2034	2,518,234	1,835,556
Ser. 04-61, Class CO, PO, zero %, 2031	2,993,000	2,449,731
Ser. 99-51, Class N, PO, zero %, 2029	434,223	360,744
Ser. 07-31, Class TS, IO, zero %, 2009	15,064,000	322,460
Ser. 07-15, Class IM, IO, zero %, 2009	5,836,845	110,755
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	2,424,611	2,561,432
Ser. T-58, Class 4A, 7 1/2s, 2043	46,549	48,825
Ser. T-42, Class A5, 7 1/2s, 2042	581,024	605,731
Ser. T-41, Class 3A, 7 1/2s, 2032	3,051,646	3,186,150
Ser. T-60, Class 1A2, 7s, 2044	10,907,762	11,344,815
Ser. T-57, Class 1AX, IO, 0.005s, 2043	17,018,744	200,821
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X,
IO, 1.366s, 2020	32,133,868	1,741,744
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	3,121,100	2,714,341
First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,528,981
Freddie Mac
FRB Ser. 3022, Class TC, zero %, 2035	665,244	682,992
FRB Ser. 2986, Class XT, zero %, 2035	426,510	422,012
FRB Ser. 3046, Class WF, zero %, 2035	760,880	735,990
FRB Ser. 3054, Class XF, zero %, 2034	406,094	395,371
IFB Ser. 3182, Class PS, 7.32s, 2032	3,805,218	4,222,202
IFB Ser. 3081, Class DC, 5.22s, 2035	2,851,342	2,902,519
IFB Ser. 3114, Class GK, 5.12s, 2036	1,706,759	1,737,042
IFB Ser. 2979, Class AS, 4.767s, 2034	1,331,857	1,323,080
IFB Ser. 3065, Class DC, 3.9s, 2035	4,425,087	4,193,739
IFB Ser. 3050, Class SA, 3.575s, 2034	2,996,438	2,767,949
IFB Ser. 2828, Class GI, IO, 2.18s, 2034	480,572	49,011
IFB Ser. 2869, Class JS, IO, 1.93s, 2034	1,141,874	66,384
IFB Ser. 2828, Class TI, IO, 1.73s, 2030	4,094,909	261,018
IFB Ser. 3287, Class SD, IO, 1.43s, 2037	5,878,229	360,164
IFB Ser. 3028, Class ES, IO, 1.43s, 2035	21,253,801	1,443,404
IFB Ser. 3042, Class SP, IO, 1.43s, 2035	4,376,651	277,480

COLLATERALIZED MORTGAGE OBLIGATIONS (15.3%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3045, Class DI, IO, 1.41s, 2035	$37,948,270	$1,832,397
IFB Ser. 3054, Class CS, IO, 1.38s, 2035	4,404,045	194,055
IFB Ser. 3107, Class DC, IO, 1.38s, 2035	19,726,430	1,407,131
IFB Ser. 3066, Class SI, IO, 1.38s, 2035	14,465,735	994,208
IFB Ser. 2950, Class SM, IO, 1.38s, 2016	2,651,064	154,953
IFB Ser. 3031, Class BI, IO, 1.37s, 2035	4,440,430	324,098
IFB Ser. 3114, Class TS, IO, 1.33s, 2030	29,514,218	948,972
IFB Ser. 3240, Class S, IO, 1.3s, 2036	18,028,395	1,079,460
IFB Ser. 3065, Class DI, IO, 1.3s, 2035	3,156,153	230,204
IFB Ser. 3174, Class BS, IO, 1.2s, 2036	11,684,176	453,388
IFB Ser. 3152, Class SY, IO, 1.16s, 2036	12,996,335	810,971
IFB Ser. 3081, Class DI, IO, 1.16s, 2035	3,567,271	194,631
IFB Ser. 3199, Class S, IO, 1.13s, 2036	10,443,717	567,061
IFB Ser. 3284, Class LI, IO, 1.12s, 2037	8,695,000	488,815
IFB Ser. 3281, Class AI, IO, 1.11s, 2037	21,289,825	1,198,846
IFB Ser. 3240, Class GS, IO, 1.06s, 2036	10,941,326	588,995
IFB Ser. 3288, Class SJ, IO, 0.81s, 2037	9,150,174	353,140
IFB Ser. 3284, Class CI, IO, 0.8s, 2037	21,073,000	874,106
IFB Ser. 3016, Class SQ, IO, 0.79s, 2035	8,384,302	242,357
IFB Ser. 3284, Class WI, IO, 0.78s, 2037	35,121,000	1,550,207
IFB Ser. 2815, Class S, IO, 0.68s, 2032	8,619,829	234,459
Ser. 2852, Class VS, IO, 1.588s, 2034	411,214	7,196
Ser. 3174, PO, zero %, 2036	610,609	523,875
Ser. 236, PO, zero %, 2036	4,071,531	3,299,322
Ser. 3045, Class DO, PO, zero %, 2035	2,889,643	2,306,457
Ser. 215, PO, zero %, 2031	512,565	406,134
Ser. 2235, PO, zero %, 2030	1,350,167	1,078,025
Ser. 2191, Class MO, PO, zero %, 2027	59,842	59,000
Ser. 1208, Class F, PO, zero %, 2022	423,398	357,312
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.515s, 2033	1,354,000	1,442,004
Ser. 00-1, Class G, 6.131s, 2033	4,588,975	4,209,788
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	4,134,628	4,257,149
Government National Mortgage Association
IFB Ser. 05-66, Class SP, 3.1s, 2035	2,540,465	2,370,282
IFB Ser. 07-1, Class SL, IO, 2.04s, 2037	3,004,404	196,821
IFB Ser. 07-1, Class SM, IO, 2.03s, 2037	2,982,633	194,541
IFB Ser. 05-68, Class SN, IO, 1.88s, 2034	14,791,190	815,823
IFB Ser. 04-86, Class SW, IO, 1.43s, 2034	621,437	30,507
IFB Ser. 07-9, Class AI, IO, 1.18s, 2037	8,782,000	412,447
IFB Ser. 05-65, Class SI, IO, 1.03s, 2035	10,482,932	401,869
IFB Ser. 05-68, Class SI, IO, 0.98s, 2035	39,098,333	1,722,782
IFB Ser. 06-14, Class S, IO, 0.93s, 2036	8,948,677	323,076
IFB Ser. 05-68, Class S, IO, 0.88s, 2035	22,219,888	872,414
Ser. 99-31, Class MP, PO, zero %, 2029	44,679	38,116
Ser. 98-2, Class EA, PO, zero %, 2028	381,690	313,825
GS Mortgage Securities Corp. II 144A FRB
Ser. 03-FL6A, Class L, 8.57s, 2015	1,843,461	1,843,461

COLLATERALIZED MORTGAGE OBLIGATIONS (15.3%)* continued

	Principal amount	Value

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	$1,960,723	$2,037,106
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,221,263
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 9.07s, 2014	4,196,208	4,196,628
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO, 1.83s, 2036	13,222,031	611,252
IFB Ser. 07-2, Class 2A13, IO, 1.37s, 2037	8,769,000	513,883
IFB Ser. 06-9, Class 2A2, IO, 1.3s, 2037	10,995,603	540,960
IFB Ser. 06-7, Class 2A4, IO, 1.23s, 2036	19,452,021	736,948
IFB Ser. 06-7, Class 2A5, IO, 1.23s, 2036	17,388,410	926,967
IFB Ser. 06-6, Class 1A2, IO, 1.18s, 2036	7,531,577	292,355
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036	10,057,667	494,426
IFB Ser. 06-5, Class 1A3, IO, 0.08s, 2036	3,548,064	17,873
IFB Ser. 06-4, Class 1A3, IO, 0.08s, 2036	4,611,387	40,410
IFB Ser. 06-7, Class 1A3, IO, 0.03s, 2036	7,987,861	49,196
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	4,511,500	3,827,197
Ser. 04-1A, Class K, 5.45s, 2040	1,653,000	1,343,450
Ser. 04-1A, Class L, 5.45s, 2040	752,500	562,435
MASTR Adjustable Rate Mortgages Trust Ser. 04-13,
Class 3A6, 3.786s, 2034	579,000	559,964
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.06s, 2049	201,979,941	3,037,589
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.286s, 2035	1,043,258	1,040,161
Ser. 96-C2, Class JS, IO, 2.274s, 2028	8,173,460	796,274
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.437s, 2037	8,328,634	2,753,655
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7, 6s, 2039	13,869,752	10,150,383
Morgan Stanley Mortgage Loan Trust
IFB Ser. 06-7, Class 4A3, IO, zero %, 2036	4,073,832	17,405
Ser. 05-5AR, Class 2A1, 5.39s, 2035	9,375,541	9,410,700
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.095s, 2030	2,378,284	2,430,654
Ser. 97-MC2, Class X, IO, 0.676s, 2012	10,306,489	39,165
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.74s,
2042 (United Kingdom)	973,000	972,944
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010	880,000	867,926
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.23s, 2036	1,960,358	24,964
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035	1,580,000	1,584,709
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	1,339,000	1,152,638
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	1,590,000	1,262,994
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)	1,438,000	1,252,858
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)	1,371,000	1,119,508

COLLATERALIZED MORTGAGE OBLIGATIONS (15.3%)* continued

		Principal amount	Value

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 6.641s, 2014 (Ireland)	GBP	1,094,530	$2,154,378
FRB Ser. 05-CT1A, Class D, 6.633s, 2014 (Ireland)	GBP	3,398,684	6,694,908
FRB Ser. 04-2A, Class D, 4.646s, 2014 (Ireland)	EUR	1,964,154	2,625,788
URSUS EPC 144A
FRB Ser. 1-A, Class D, 6.508s, 2012 (Ireland)	GBP	1,630,280	3,207,577
Ser. 1-A, Class X1, IO, 3s, 2012 (Ireland)	GBP	5,000	426,948
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.62s, 2018		$3,292,000	3,291,605
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		80,605,739	1,132,313

Total collateralized mortgage obligations (cost $395,565,909)			$408,867,469

ASSET-BACKED SECURITIES (14.8%)*

		Principal amount	Value

Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)		$552,607	$497,346
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		2,906,000	2,941,466
Ser. 04-1A, Class E, 6.42s, 2039		1,768,000	1,759,015
Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 7.82s, 2036		129,000	87,592
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 6.02s, 2033		2,069,638	2,078,370
Bank One Issuance Trust FRB Ser. 03-C4, Class C4, 6.35s, 2011		3,310,000	3,343,100
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 8.57s, 2034		1,703,000	1,683,841
FRB Ser. 06-PC1, Class M9, 7.07s, 2035		885,000	575,250
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.57s, 2036		1,582,000	1,028,300
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		4,877,668	3,486,771
Ser. 00-A, Class A2, 7.575s, 2030		1,050,706	757,615
Ser. 99-B, Class A4, 7.3s, 2016		5,202,119	3,432,572
Ser. 99-B, Class A3, 7.18s, 2015		7,705,696	5,042,415
Broadhollow Funding, LLC 144A FRB Ser. 04-A,
Class Sub, 6.57s, 2009		2,733,000	2,610,015
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.16s, 2013		1,000,000	1,002,539
CARSS Finance Limited Partnership 144A FRB
Ser. 04-A, Class B2, 6.27s, 2011 (Cayman Islands)		67,774	67,885
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s, 2011 (Cayman Islands)		313,094	322,136
FRB Ser. 04-AA, Class B3, 8.67s, 2011 (Cayman Islands)		232,306	235,679
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 6.4s, 2010		3,730,000	3,772,000
CHEC NIM Ltd., 144A Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)		26,588	25,985

ASSET-BACKED SECURITIES (14.8%)* continued

		Principal amount	Value

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 7.82s, 2035		$1,384,000	$882,715
FRB Ser. 05-HE4, Class M12, 7.37s, 2035		1,931,000	1,135,042
Conseco Finance Securitizations Corp.
FRB Ser. 01-4, Class M1, 7.07s, 2033		2,391,000	908,580
Ser. 00-4, Class A6, 8.31s, 2032		26,321,000	23,317,043
Ser. 00-5, Class A7, 8.2s, 2032		492,000	415,986
Ser. 00-1, Class A5, 8.06s, 2031		3,901,467	3,462,596
Ser. 00-4, Class A5, 7.97s, 2032		1,762,000	1,571,470
Ser. 00-4, Class A4, 7.73s, 2031		539,569	498,723
Ser. 01-3, Class M2, 7.44s, 2033		581,700	40,719
Ser. 01-4, Class A4, 7.36s, 2033		1,912,028	1,989,288
Ser. 00-6, Class A5, 7.27s, 2031		646,714	648,726
Ser. 01-1, Class A5, 6.99s, 2032		15,167,760	14,958,353
Ser. 01-3, Class A4, 6.91s, 2033		23,474,000	23,282,006
Ser. 02-1, Class A, 6.681s, 2033		7,501,627	7,628,096
Ser. 01-3, Class A3, 5.79s, 2033		3,665	3,666
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035		202,887	195,786
Ser. 04-BC1N, Class Note, 5 1/2s, 2035		221,161	210,678
Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.744s, 2046		20,071,036	790,297
Ser. 05-2, Class 2X, IO, 1.16s, 2035		32,867,252	718,971
Countrywide Home Loans 144A Ser. 03-R4, Class 1A,
PO, zero %, 2034		52,018	41,362
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)		3,427,000	3,436,907
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031		610,000	627,285
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.895s, 2039		8,039,588	8,165,206
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
6.398s, 2038 (Cayman Islands)		1,229,000	1,233,916
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		304,481	2,710
Ser. 04-3, Class A, 4 1/2s, 2034		7,092	130
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 7.32s,
2037 (Cayman Islands)		614,000	633,832
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012		3,514,000	3,503,450
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.158s, 2043 (United Kingdom)	GBP	7,560,000	15,197,072
FRB Ser. 02-1, Class 1C, 6.66s, 2042 (United Kingdom)		$2,489,534	2,490,263
FRB Ser. 02-2, Class 1C, 6.61s, 2043 (United Kingdom)		346,875	348,389
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	10,080,000	13,699,409
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,495,625	6,162,367
Ser. 94-4, Class B2, 8.6s, 2019		2,451,046	1,779,082
Ser. 93-1, Class B, 8.45s, 2018		3,052,388	2,910,946
Ser. 99-5, Class A5, 7.86s, 2030		30,084,000	28,579,800

ASSET-BACKED SECURITIES (14.8%)* continued

		Principal amount	Value

Green Tree Financial Corp.
Ser. 96-8, Class M1, 7.85s, 2027		$2,979,000	$3,006,600
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,802,437
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,821,496
Ser. 95-F, Class B2, 7.1s, 2021		573,952	575,028
Ser. 99-3, Class A7, 6.74s, 2031		3,957,000	3,940,444
Ser. 99-3, Class A5, 6.16s, 2031		67,544	67,966
Green Tree Home Improvement Loan Trust Ser. 95-D,
Class B2, 7.45s, 2025		446,990	402,174
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		13,361,559	12,328,336
Ser. 99-5, Class A4, 7.59s, 2028		380,879	387,841
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		3,004,645	2,982,621
GSMPS Mortgage Loan Trust 144A Ser. 01-2, IO, 0.2s, 2032		1,401,388	8,086
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 7.32s, 2030 (Cayman Islands)		2,453,000	2,462,567
FRB Ser. 05-1A, Class E, 7.12s, 2030 (Cayman Islands)		1,425,299	1,404,918
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)		1,087,570	967,937
JPMorgan Mortgage Acquisition Corp. FRB
Ser. 05-OPT2, Class M11, 7.57s, 2035		690,000	469,200
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.32s, 2036 (Cayman Islands)		11,120,000	11,732,467
FRB Ser. 02-1A, Class FFL, 8.07s, 2037 (Cayman Islands)		7,500,000	7,500,000
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D,
6.408s, 2039 (United Kingdom)	GBP	6,500,000	12,788,750
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 8.57s, 2032		$6,357,565	4,958,901
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-HE1A, Class Note, 5.191s, 2034 (Cayman Islands)		25,293	24,913
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6 1/2s, 2010		3,730,000	3,773,871
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		76,626	75,477
Ser. 04-WM3N, Class N1, 4 1/2s, 2035		8,551	8,295
Ser. 04-WM2N, Class N1, 4 1/2s, 2034		7,231	7,141
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		1,126,833	1,119,540
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 8.52s, 2034		1,597,000	1,357,450
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011		7,532	7,522
Ser. 04-HB2, Class E, 5s, 2012		538,063	527,953
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A,
Class C1A, 8.36s, 2038 (Cayman Islands)		2,000,000	2,017,200
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		831,012	814,953
Ser. 04-B, Class C, 3.93s, 2012		773,094	754,107

ASSET-BACKED SECURITIES (14.8%)* continued

		Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)		$2,028,770	$751,300
limited recourse sec. notes Ser. 94, 1.686s, 2013
(Cayman Islands) (F) (g)		4,330,907	3,726,724
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)		2,649,208	1,106,619
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		7,558,269	6,690,882
Ser. 02-B, Class A4, 7.09s, 2032		3,141,846	3,016,766
Ser. 99-B, Class A4, 6.99s, 2026		8,651,564	8,271,224
Ser. 01-D, Class A4, 6.93s, 2031		181,476	142,427
Ser. 01-C, Class A2, 5.92s, 2017		9,078,699	4,643,010
Ser. 02-C, Class A1, 5.41s, 2032		11,672,495	10,675,221
Ser. 01-C, Class A1, 5.16s, 2012		813,451	382,920
Ser. 01-E, Class A2, 5.05s, 2019		6,919,952	5,507,406
Ser. 02-A, Class A2, 5.01s, 2020		531,422	412,331
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		787,124	705,492
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.86s, 2018 (Ireland)		5,793,000	5,858,171
FRB Ser. 05-A, Class E, 9.96s, 2012 (Ireland)		1,317,000	1,341,496
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.82s, 2035		1,809,000	1,284,933
Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1,
Class M10, 7.82s, 2034		863,000	742,180
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034		66,852	63,035
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.49s, 2042 (United Kingdom)		3,300,000	3,327,265
FRB Ser. 6, Class 3C, 6.208s, 2042 (United Kingdom)	GBP	6,492,000	12,813,884
Providian Gateway Master Trust FRB Ser. 04-EA,
Class E, 8.32s, 2011		$6,550,000	6,664,625
Residential Asset Securities Corp. 144A FRB
Ser. 05-KS10, Class B, 7.8s, 2035		1,523,000	913,800
Residential Asset Securitization Trust IFB
Ser. 07-A3, Class 2A2, IO, 1.37s, 2037		20,241,603	1,101,272
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 6.314s, 2038 (United Kingdom)	GBP	950,000	1,880,880
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		$460,462	462,728
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		123,233	382
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		491,904	19,676
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)		73,702	7
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)		415,971	42
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		89,770	2,873
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		55,236	254
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		84,468	211
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)		60,872	1,217
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)		151,053	755

ASSET-BACKED SECURITIES (14.8%)* continued

	Principal amount	Value

Sasco Net Interest Margin Trust 144A Ser. 03-BC1,
Class B, zero %, 2033 (Cayman Islands)	$1,883,265	$188
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 7.82s, 2036	1,086,000	771,060
South Coast Funding 144A FRB Ser. 3A, Class A2,
6.56s, 2038 (Cayman Islands)	2,070,000	2,076,417
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 6.554s, 2035	2,060,000	1,068,316
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.86s, 2015	10,999,242	10,985,493
Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	330,612	34,456
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)	3,688,000	3,672,142
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037 (Cayman Islands)	2,403,000	2,305,679
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 6.26s, 2044 (United Kingdom)	3,398,425	3,398,289
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011	230,182	229,815

Total asset-backed securities (cost $395,241,918)		$395,370,813

SENIOR LOANS (6.8%)* (c)

	Principal amount	Value

Basic Materials (1.2%)
Celanese Corp. bank term loan FRN Ser. B, 7.1s, 2014	$1,250,000	$1,252,735
Freeport-McMoRan Copper & Gold, Inc. bank term loan
FRN Ser. B, 7.11s, 2014	12,457,100	12,488,841
Georgia-Pacific Corp. bank term loan FRN Ser. B, 7.345s, 2013	3,489,571	3,505,864
Georgia-Pacific Corp. bank term loan FRN Ser. B2, 7.09s, 2012	1,100,000	1,105,136
Hexion Specialty Chemicals, Inc. bank term loan FRN
7 7/8s, 2013	1,047,375	1,053,630
Innophos, Inc. bank term loan FRN 7.57s, 2010	1,278,299	1,282,560
Lyondell Chemical Co. bank term loan FRN Ser. B, 7.11s, 2013	497,500	498,398
Momentive Performance Materials, Inc. bank term loan
FRN 7 5/8s, 2013	750,000	753,125
Nalco Co. bank term loan FRN Ser. B, 7.186s, 2010	1,535,325	1,543,550
Novelis, Inc. bank term loan FRN 7.61s, 2012	149,246	149,352
Novelis, Inc. bank term loan FRN Ser. B, 7.61s, 2012	259,216	259,401
PQ Corp. bank term loan FRN Ser. B, 7.37s, 2012	1,568,000	1,572,574
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 7.36s, 2012	4,900,000	4,934,300
Smurfit-Stone Container Corp. bank term loan FRN
5.222s, 2010	271,070	273,257
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 7 3/8s, 2011	987,832	995,801
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 7 3/8s, 2011	602,242	607,101
		32,275,625

SENIOR LOANS (6.8%)* (c) continued

	Principal amount	Value

Capital Goods (0.3%)
AGCO Corp. bank term loan FRN 7.07s, 2008	$362,750	$363,657
Communications & Power Industries, Inc. bank term
loan FRN 7.57s, 2010	975,707	977,536
Graham Packaging Corp. bank term loan FRN Ser. B,
7.625s, 2011	979,950	983,099
Hexcel Corp. bank term loan FRN Ser. B, 7.108s, 2012	3,035,232	3,037,761
Mueller Group, Inc. bank term loan FRN 7.36s, 2012	2,156,562	2,171,837
Terex Corp. bank term loan FRN Ser. D, 7.114s, 2013	199,000	199,249
Transdigm, Inc. bank term loan FRN 7.348s, 2013	1,050,000	1,056,300
		8,789,439

Communication Services (0.6%)
Consolidated Communications Holdings, Inc. bank term
loan FRN Ser. D, 7.363s, 2011	2,736,394	2,743,235
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 7 1/8s, 2012	2,500,000	2,507,033
Idearc, Inc. bank term loan FRN Ser. B, 7.31s, 2014	2,400,000	2,413,800
Intelsat, Ltd. bank term loan FRN Ser. B, 7.61s,
2013 (Bermuda)	2,643,375	2,663,200
MetroPCS Wireless, Inc. bank term loan FRN 7 5/8s, 2013	997,500	1,001,241
PanAmSat Corp. bank term loan FRN Ser. B, 7.86s, 2013	2,643,375	2,664,192
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
7.12s, 2012	1,937,321	1,939,743
Time Warner Telecom, Inc. bank term loan FRN Ser. B,
7.325s, 2013	754,000	757,299
		16,689,743

Consumer Cyclicals (1.2%)
Boise Cascade Corp. bank term loan FRN Ser. D, 7.108s, 2011	965,527	971,342
Coinmach Corp. bank term loan FRN Ser. B-1, 7.877s, 2012	1,244,956	1,253,905
Michaels Stores, Inc. bank term loan FRN Ser. B, 8 1/8s, 2013	1,440,660	1,452,610
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.352s, 2013	2,074,376	2,090,906
Nortek Holdings, Inc. bank term loan FRN Ser. B, 7.35s, 2011	1,125,771	1,130,274
PRIMEDIA, Inc. bank term loan FRN Ser. B, 7.57s, 2013	891,000	889,794
R.H. Donnelley, Inc. bank term loan FRN Ser. A-4,
6.614s, 2009	399,969	398,719
R.H. Donnelley, Inc. bank term loan FRN Ser. D-2, 6.856s, 2011	2,727,491	2,727,112
Standard-Pacific Corp. bank term loan FRN Ser. B,
6.86s, 2013	475,000	470,250
Sun Media Corp. bank term loan FRN Ser. B, 7.126s,
2009 (Canada)	349,127	349,564
Trump Hotel & Casino Resort, Inc. bank term loan FRN
5.62s, 2012 (U)	1,110,938	1,118,436
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 7.87s, 2012	1,108,125	1,115,605
TRW Automotive, Inc. bank term loan FRN Ser. B,
6.938s, 2010	3,809,444	3,805,874

SENIOR LOANS (6.8%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
TRW Automotive, Inc. bank term loan FRN Ser. B2,
6 7/8s, 2010	$603,900	$602,390
TRW Automotive, Inc. bank term loan FRN Ser. E,
6 7/8s, 2010	1,470,000	1,473,675
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 7.12s, 2011	6,571,282	6,610,460
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 7.12s, 2011	1,354,904	1,362,981
Visant Holding Corp. bank term loan FRN Ser. C, 7.08s, 2010	3,155,011	3,166,186
		30,990,083

Consumer Staples (1.9%)
Affinion Group, Inc. bank term loan FRN Ser. B, 7.857s, 2013	3,839,978	3,864,938
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B, 7.61s, 2013	2,096,125	2,079,356
Cablevision Systems Corp. bank term loan FRN 7.11s, 2013	4,912,875	4,928,228
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 7.61s, 2013	1,500,000	1,501,875
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 7.35s, 2013	1,450,000	1,451,813
Charter Communications, Inc. bank term loan FRN 7.985s, 2013	7,143,459	7,127,165
Charter Communications, Inc. bank term loan FRN
7.86s, 2014	900,000	899,625
Charter Communications, Inc. bank term loan FRN
Ser. B, 7.36s, 2014	400,000	399,000
Dean Foods Co. bank term loan FRN Ser. B, 6.86s, 2014	3,050,000	3,050,000
Gray Television, Inc. bank term loan FRN Ser. B,
6.86s, 2014	494,595	494,595
Gray Television, Inc. bank term loan FRN Ser. DD,
6.86s, 2014	222,973	222,973
Gray Television, Inc. bank term loan FRN Ser. DD,
6.86s, 2014	32,432	32,432
Insight Midwest, LP bank term loan FRN 7.36s, 2014	1,643,525	1,655,166
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
7 7/8s, 2011 (Canada)	545,665	545,928
Mediacom Communications Corp. bank term loan FRN
Ser. C, 7.101s, 2015	2,216,320	2,217,706
Mediacom Communications Corp. bank term loan FRN
Ser. DD, 7.12s, 2015	540,000	539,100
MGM Studios, Inc. bank term loan FRN Ser. B, 8.614s, 2011	4,367,000	4,366,659
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 8.1s, 2014	1,300,000	1,308,125
Pinnacle Foods Holding Corp. bank term loan FRN
7.36s, 2010	1,522,607	1,530,220
Prestige Brands, Inc. bank term loan FRN Ser. B, 7.639s, 2011	1,919,963	1,925,564
Regal Cinemas, Inc. bank term loan FRN Ser. B, 7.114s, 2010	2,450,000	2,456,564
Reynolds American, Inc. bank term loan FRN Ser. B,
7.114s, 2012	1,094,500	1,102,513
Six Flags, Inc. bank term loan FRN Ser. B, 8.61s, 2009	2,965,733	2,986,739

SENIOR LOANS (6.8%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Universal City Development Partners bank term loan
FRN Ser. B, 7.36s, 2011	$3,780,377	$3,801,642
Warner Music Group bank term loan FRN Ser. B, 7.362s, 2011	915,281	917,683
Young Broadcasting, Inc. bank term loan FRN Ser. B,
7.937s, 2012	324,886	325,942
		51,731,551

Energy (0.3%)
CR Gas Storage bank term loan FRN 7.09s, 2013	1,456,167	1,457,533
CR Gas Storage bank term loan FRN 7.089s, 2013	243,217	243,445
CR Gas Storage bank term loan FRN 7.07s, 2013	257,870	258,353
CR Gas Storage bank term loan FRN Ser. DD, 7.07s, 2013	164,748	165,057
Dresser-Rand Group, Inc. bank term loan FRN Ser. B,
7.345s, 2011	72,336	72,770
Key Energy Services, Inc. bank term loan FRN 7.86s, 2010	270,000	271,688
Key Energy Services, Inc. bank term loan FRN Ser. B,
7.861s, 2012	285,000	286,781
Meg Energy Corp. bank term loan FRN 7.35s, 2013
(Canada)	495,000	498,790
Meg Energy Corp. bank term loan FRN Ser. DD, 6s,
2013 (Canada) (U)	500,000	497,679
Petroleum Geo-Services ASA bank term loan FRN
Ser. B, 7.61s, 2012 (Norway)	157,640	158,428
Western Refining, Inc. bank term loan FRN Ser. B,
7.11s, 2014	2,491,071	2,497,688
Western Refining, Inc. bank term loan FRN Ser. DD,
3/4s, 2014	608,929	610,546
		7,018,758

Health Care (0.7%)
AmeriPath, Inc. bank term loan FRN Ser. B, 7.36s, 2012	200,987	200,937
Davita Inc. bank term loan FRN Ser. B, 6.825s, 2012	1,194,000	1,197,078
Health Management Associates, Inc. bank term loan
FRN 7.07s, 2014	5,005,000	5,018,293
Healthsouth Corp. bank term loan FRN Ser. B, 8.61s, 2013	5,522,250	5,545,471
IASIS Healthcare Corp. bank term loan FRN Ser. B,
7.57s, 2011	1,175,819	1,184,637
LifePoint, Inc. bank term loan FRN Ser. B, 6.985s, 2012	2,318,895	2,310,199
Stewart Enterprises, Inc. bank term loan FRN Ser. B,
7.129s, 2011	520,357	521,008
United Surgical Partners International, Inc. bank
term loan FRN 7.145s, 2013	226,860	226,860
Vanguard Health Systems, Inc. bank term loan FRN
7.614s, 2011	985,081	990,827
VWR International, Inc. bank term loan FRN Ser. B,
7.61s, 2011	1,596,628	1,604,611
		18,799,921

SENIOR LOANS (6.8%)* (c) continued

			Principal amount	Value

Technology (0.4%)
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B2, 7.32s, 2013			$199,000	$199,249
AMI Semiconductor, Inc. bank term loan FRN 6.82s, 2012			2,532,617	2,527,868
Aspect Software, Inc. bank term loan FRN 8 3/8s, 2011			149,625	150,872
JDA Software Group, Inc. bank term loan FRN Ser. B,
7.61s, 2013			239,250	241,343
Sabre Holdings Corp. bank term loan FRN 7.61s, 2014			1,150,000	1,149,138
SunGard Data Systems, Inc. bank term loan FRN 7.36s, 2014			2,450,000	2,468,375
Travelport bank term loan FRN 8.364s, 2013			27,034	27,271
Travelport bank term loan FRN Ser. B, 8.364s, 2013			274,586	276,989
UGS Corp. bank term loan FRN Ser. C, 7.097s, 2012			3,419,305	3,419,305
				10,460,410

Transportation (0.1%)
United Airlines Corp. bank term loan FRN Ser. B, 7 3/8s, 2014			3,250,000	3,248,729

Utilities & Power (0.1%)
Mirant North America, LLC. bank term loan FRN 7.07s, 2013			327,347	327,715
NRG Energy, Inc. bank term loan FRN Ser. B, 7.364s, 2013			2,791,518	2,808,342
				3,136,057

Total senior loans (cost $183,547,176)				$183,140,316

PURCHASED OPTIONS OUTSTANDING (1.3%)*

	Expiration date/strike price		Contract amount	Value

Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 1.03% versus the six-month
JPY-LIBOR-BBA maturing on
January 26, 2009.	Jan-08/1.03	JPY	29,255,000,000	$316,247
Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.0625% versus the
six-month EUR-EURIBOR-Telerate maturing
on March 25, 2011.	Mar-09/4.063	EUR	35,950,000	294,889
Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.16% versus the six-month
EUR-EURIBOR-Telerate maturing on
March 26, 2014.	Mar-12/4.16	EUR	25,130,000	274,690
Option on an interest rate swap
with Citibank, N.A. London for the right
to pay a fixed rate swap of 4.1925%
versus the six month EUR-EURIBOR-Telerate
maturing October 13, 2016.	Oct-11/4.193	EUR	145,171,000	3,780,595

PURCHASED OPTIONS OUTSTANDING (1.3%)* continued

Expiration date/strike price			Contract amount	Value

Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate swap of 4.0625%
versus the six month EUR-EURIBOR-Telerate
maturing March 25, 2011.	Mar-09/4.063	EUR	35,950,000	$185,247
Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate swap of 4.16%
versus the six month EUR-EURIBOR-Telerate
maturing March 26, 2014.	Mar-12/4.16	EUR	25,130,000	208,216
Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate swap of 4.1925%
versus the six month EUR-EURIBOR-Telerate
maturing October 13, 2016.	Oct-11/4.193	EUR	114,436,000	1,983,427
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.39% versus
the three month USD-LIBOR-BBA maturing on
January 29, 2018.	Jan-08/5.39		$142,572,000	1,786,527
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.39%
versus the three month USD-LIBOR-BBA
maturing on January 29, 2018.	Jan-08/5.39		142,572,000	3,862,204
Option on an interest rate swap
with Lehman Brothers for the right to pay
a fixed rate swap of 4.148% versus the
six month EUR-EURIBOR-Telerate maturing
October 10, 2016.	Oct-11/4.148	EUR	145,171,000	4,062,557
Option on an interest rate swap
with Lehman Brothers for the right
to receive a fixed rate swap of 4.148%
versus the six month EUR-EURIBOR-Telerate
maturing October 10, 2016.	Oct-11/4.148	EUR	114,436,000	1,776,000
Option on an interest rate swap
with Lehman Brothers International
(Europe) for the right to pay a fixed
rate swap of 4.4175% versus the six month
EUR-EURIBOR-Telerate maturing
January 30, 2017.	Jan-12/4.418	EUR	114,512,000	2,538,937
Option on an interest rate swap
with Lehman Brothers International
(Europe) for the right to pay a fixed
rate swap of 5.3475% versus the three
month USD-LIBOR-BBA maturing
February 04, 2018.	Jan-08/5.348		$276,835,000	3,888,978

PURCHASED OPTIONS OUTSTANDING (1.3%)* continued

Expiration date/strike price			Contract amount	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 4.4175% versus the six
month EUR-EURIBOR-Telerate maturing on
January 30, 2017.	Jan-12/4.418	EUR	114,512,000	$2,497,264
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.3475% versus the three
month USD-LIBOR-BBA maturing on
February 4, 2018.	Jan-08/5.348		$276,835,000	7,128,778
Option on an interest rate swap
with Morgan Stanley Capital
Services, Inc. for the right to pay a
fixed rate of 6.6975% versus the three
month AUD-BBR-BBSW maturing on
May 10, 2008.	May-07/6.698	AUD	367,600,000	142,746

Total purchased options outstanding (cost $37,086,397)				$34,727,302

SHORT-TERM INVESTMENTS (10.2%)*

		Principal amount/shares		Value

Gotham Funding Corp. for an effective yield
of 5.28%, April 12, 2007			$34,299,000	$34,243,664
Putnam Prime Money Market Fund (e)			213,489,168	213,489,168
Short-term investments held as collateral for loaned
securities with yields ranging from 5.28% to 5.59%
and due dates ranging from April 2, 2007 to
May 29, 2007 (d)			$11,858,697	11,843,120
U.S. Treasury Bills for an effective yield
of 5.058%, April 26, 2007 #			6,765,000	6,741,238
U.S. Treasury Bills for an effective yield
of 4.86%, September 27, 2007 #			6,765,000	6,601,524

Total short-term investments (cost $272,918,714)				$272,918,714

TOTAL INVESTMENTS

Total investments (cost $3,108,058,552)				$3,172,337,130

* Percentages indicated are based on net assets of $2,674,347,268.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2007 was $1,439,258 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2007.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at March 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at March 31, 2007.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At March 31, 2007, liquid assets totaling $1,312,181,126 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2007.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2007 (as a percentage of Portfolio Value):

Argentina	1.0%
Canada	1.1
Cayman Islands	2.2
France	3.9
Germany	5.4
Ireland	3.1
Japan	1.4
Luxembourg	0.7
Mexico	0.5
Russia	1.4
South Africa	0.5
Spain	0.7
Sweden	1.1
Turkey	0.6
United Kingdom	2.7
United States	72.4
Other	1.3

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/07 (aggregate face value $463,070,497) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$102,306,539	$100,041,101	4/18/07	$2,265,438
British Pound	63,883,177	63,523,143	6/20/07	360,034
Canadian Dollar	34,474,126	34,079,109	4/18/07	395,017
Danish Krone	1,927,701	1,898,678	6/20/07	29,023
Euro	30,848,403	30,587,438	6/20/07	260,965
Indian Rupee	6,777,484	6,743,273	5/16/07	34,211
Indonesian Rupiah	6,664,017	6,695,096	4/18/07	(31,079)
Japanese Yen	84,839,613	84,267,773	5/16/07	571,840
Korean Won	10,036,483	10,101,895	5/16/07	(65,412)
Malaysian Ringgit	7,858,524	7,789,536	5/16/07	68,988
Mexican Peso	13,638,320	13,682,741	4/18/07	(44,421)
Norwegian Krone	71,095,120	69,962,231	6/20/07	1,132,889
Polish Zloty	20,341,128	19,836,076	6/20/07	505,052
Swedish Krona	6,852,303	6,814,089	6/20/07	38,214
Swiss Franc	7,094,957	7,048,318	6/20/07	46,639

Total				$5,567,398

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/07 (aggregate face value $814,515,966) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 24,112,490	$ 23,581,573	4/18/07	$ (530,917)
British Pound	142,902,131	140,096,097	6/20/07	(2,806,034)
Canadian Dollar	28,160,529	27,649,908	4/18/07	(510,621)
Euro	345,026,817	340,055,528	6/20/07	(4,971,289)
Hungarian Forint	14,189,568	13,686,621	6/20/07	(502,947)
Japanese Yen	116,824,258	115,037,474	5/16/07	(1,786,784)
Korean Won	13,738,263	13,637,088	5/16/07	(101,175)
Norwegian Krone	20,559,714	20,298,781	6/20/07	(260,933)
Swedish Krona	76,631,131	76,005,106	6/20/07	(626,025)
Swiss Franc	27,557,557	27,418,868	6/20/07	(138,689)
Taiwan Dollar	6,714,042	6,711,862	5/16/07	(2,180)
Turkish Lira	10,742,174	10,337,060	6/20/07	(405,114)

Total				$(12,642,708)

FUTURES CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Short)	2,382	$1,360,536,729	Jun-07	$ 2,583,067
Canadian Government Bond 10 yr (Long)	53	5,211,720	Jun-07	12,207
Euro-Bobl 5 yr (Long)	165	23,834,716	Jun-07	(159,951)
Euro-Bund 10 yr (Short)	329	50,485,956	Jun-07	597,202
Euro-Euribor Interest Rate 90 day (Short)	3,118	997,202,512	Mar-08	709,850
Euro-Schatz 2 yr (Short)	1,122	154,772,311	Jun-07	514,031
Japanese Government Bond 10 yr (Long)	272	309,804,721	Jun-07	(185,790)
U.K. Gilt 10 yr (Long)	107	22,696,440	Jun-07	(145,535)
U.S. Treasury Bond 20 yr (Long)	2,496	277,680,000	Jun-07	(1,252,817)
U.S. Treasury Note 10 yr (Short)	3,094	334,538,750	Jun-07	(1,225,879)
U.S. Treasury Note 5 yr (Short)	2,062	218,153,156	Jun-07	(623,931)
U.S. Treasury Note 2 yr (Short)	1,452	297,501,188	Jun-07	(458,472)

Total				$ 363,982

WRITTEN OPTIONS OUTSTANDING at 3/31/07 (premiums received $965,528) (Unaudited)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank for the
obligation to pay a fixed rate of 4.40% versus the
six-month EUR-EURIBOR-Telerate maturing on
March 28, 2022.	EUR	5,820,000	Mar-12/4.40	$ 191,799
Option on an interest rate swap with Citibank for
the obligation to pay a fixed rate of 4.56% versus
the six-month EUR-EURIBOR-Telerate maturing
on March 24, 2027.	EUR	5,270,000	Mar-17/4.56	192,463
Option on an interest rate swap with Citibank
for the obligation to receive a fixed rate of 4.40%
versus the six-month EUR-EURIBOR-Telerate
maturing on March 26, 2022.	EUR	5,820,000	Mar-12/4.40	257,623
Option on an interest rate swap with Citibank for
the obligation to receive a fixed rate of 4.56%
versus the six-month EUR-EURIBOR-Telerate
maturing on March 24, 2027.	EUR	5,270,000	Mar-17/4.56	239,892
Option on an interest rate swap with Morgan
Stanley Capital Services, Inc. for the obligation
to receive a fixed rate of 6.6675% versus the
three month AUD-BBR-BBSW maturing on
May 10, 2010.	AUD	132,620,000	May-07/6.668	168,606

Total				$1,050,383

TBA SALE COMMITMENTS OUTSTANDING at 3/31/07 (proceeds receivable $264,353,008) (Unaudited)

	Principal	Settlement
	amount	date	Value

FNMA, 6s, April 1, 2037	$ 4,700,000	4/12/07	$ 4,734,516
FNMA, 5 1/2s, April 1, 2037	261,800,000	4/12/07	258,997,928

Total			$263,732,444

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$5,000,000		9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (205,253)

	42,000,000		1/27/14	4.35%	3 month USD-LIBOR-BBA	1,796,492

Citibank, N.A.
	70,920,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(816,289)

JPY	24,459,632,000	(E)	4/3/08	6 month JPY-LIBOR-BBA	1.165%	811,999

JPY	59,657,639,000		4/3/08	1.165%	6 month JPY-LIBOR-BBA	1

JPY	6,200,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	266,171

	$59,890,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	(82,426)

JPY	4,864,700,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(395,086)

Citibank N.A., London
AUD	124,390,000		3/14/17	6 month AUD-BBR-BBSW	6.19125%	(1,478,884)

AUD	124,390,000		3/13/17	6 month AUD-BBR-BBSW	6.22625%	(1,224,122)

NZD	88,280,000	(E)	3/9/12	3 month NZD-BBR-FRA	7.0625%	(423,905)

JPY	2,338,000,000		1/26/37	6 month JPY-LIBOR-BBA	2.49375%	145,909

JPY	5,672,000,000		1/26/17	1.8025%	6 month JPY-LIBOR-BBA	(149,917)

SEK	210,530,000		1/19/12	4.25%	3 month SEK-STIBOR-SIDE	(18,036)

Credit Suisse First Boston International
	$42,918,600		7/9/14	4.945%	3 month USD-LIBOR-BBA	391,215

Credit Suisse International
EUR	11,109,000		7/17/21	6 month EUR-EURIBOR-
				Telerate	4.445%	381,213

EUR	42,954,000		7/17/13	4.146%	6 month
					EUR-EURIBOR-Telerate	(853,972)

EUR	51,841,000		7/17/09	6 month EUR-EURIBOR-
				Telerate	3.896%	793,407

GBP	6,726,000		4/3/36	16,944,346 GBP at maturity	6 month GBP-LIBOR-BBA	1,263,126

EUR	120,880,000		7/4/15	3.93163%	6 month
					EUR-EURIBOR-Telerate	2,889,216

SEK	157,090,000	(E)	3/22/17	4.3075%	3 month SEK-STIBOR-SIDE	141,886

CHF	24,270,000	(E)	3/22/17	6 month CHF-LIBOR-BBA	3.0475%	(101,381)

SEK	293,000,000	(E)	3/16/17	4.2975%	3 month SEK-STIBOR-SIDE	280,014

CHF	45,300,000	(E)	3/16/17	6 month CHF-LIBOR-BBA	3.06125%	(166,793)

Deutsche Bank AG
ZAR	52,785,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	136,749

	$21,693,259		8/2/22	3 month USD-LIBOR-BBA	5.7756%	1,058,849

	24,344,349		8/2/32	5.86%	3 month USD-LIBOR-BBA	(1,595,488)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/

Notional amount			date	fund per annum	fund per annum	(depreciation)
Goldman Sachs Capital Markets, L.P.
	$21,693,259		8/12/22	3 month USD-LIBOR-BBA	5.601%	$ 654,636

	24,344,349		8/12/32	5.689%	3 month USD-LIBOR-BBA	(1,011,914)

	43,565,000		8/1/22	3 month USD-LIBOR-BBA	5.845%	2,448,667

	48,888,992		8/1/32	5.919%	3 month USD-LIBOR-BBA	(3,608,034)

Goldman Sachs International
SEK	280,690,000		1/26/12	4.28%	3 month SEK-STIBOR-SIDE	(25,505)

EUR	20,080,000		1/23/37	6 month EUR-EURIBOR-
				Telerate	4.36%	(486,156)

EUR	42,910,000		1/23/17	4.269%	6 month
					EUR-EURIBOR-Telerate	201,719

	$329,900,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	(376,086)

	300,300,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	57,057

JPMorgan Chase Bank, N.A.
	22,600,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	615,556

	40,100,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	136,786

SEK	300,300,000		2/27/12	4.2425%	3 month SEK-STIBOR-SIDE	45,128

	$316,231,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	4,734,065

	102,399,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(5,016,765)

JPY	21,270,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(4,594,286)

	$49,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	1,732,665

	113,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	(1,882,495)

	48,750,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	97,500

	75,000,000	(E)	11/8/11	3.488%	U.S. Bond Market
					Association Municipal Swap
					Index	(213,247)

	46,090,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(651,137)

	33,130,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(389,162)

	210,000,000		5/10/07	4.062%	3 month USD-LIBOR-BBA	(1,495,795)

Lehman Brothers International (Europe)
	46,641,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	851,250

AUD	75,350,000	(E)	3/9/12	6.185%	3 month AUD-BBR-BBSW	345,791

	$175,332,000		3/15/09	4.9298%	3 month USD-LIBOR-BBA	320,450

EUR	32,070,000		10/5/21	6 month EUR-EURIBOR-
				Telerate	4.093%	(1,426,794)

EUR	120,810,000		10/5/13	3.8975%	6 month
					EUR-EURIBOR-Telerate	3,026,187

EUR	145,810,000		10/5/09	6 month EUR-EURIBOR-
				Telerate	3.825%	(1,723,949)

Lehman Brothers Special Financing, Inc.
JPY	12,649,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	189,685

EUR	69,450,000	(E)	6/7/14	6 month EUR-EURIBOR-
				Telerate	4.0975%	(961,678)

EUR	229,810,000	(E)	6/7/11	4.0475%	6 month
					EUR-EURIBOR-Telerate	2,194,087

EUR	429,780,000	(E)	6/7/08	6 month EUR-EURIBOR-
				Telerate	4.0875%	(1,205,159)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$15,385,000	3/15/17	5.043%	3 month USD-LIBOR-BBA	$ 160,732

	18,023,000	8/3/16	3 month USD-LIBOR-BBA	5.5675%	555,319

	10,793,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	448,462

	19,202,000	8/3/08	5.425%	3 month USD-LIBOR-BBA	(72,392)

GBP	6,285,000	3/15/36	15,214,937.50 GBP at
			maturity	6 month GBP-LIBOR-BBA	1,486,724

Merrill Lynch Capital Services, Inc.
	$21,082,941	8/13/12	4.94%	3 month USD-LIBOR-BBA	79,541

	21,693,259	8/12/22	3 month USD-LIBOR-BBA	5.601%	654,636

	43,565,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	2,448,667

	42,339,343	8/1/12	5.204%	3 month USD-LIBOR-BBA	(372,963)

Morgan Stanley Capital Services, Inc.
	15,000,000	5/17/12	3 month USD-LIBOR-BBA	5.7775%	754,344

	2,000,000	10/2/10	6.94%	3 month USD-LIBOR-BBA	(168,660)

Total					$1,402,172

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
GBP 6,726,000	4/3/36	10,192,422 GBP	GBP Non-revised	$ (84,584)
		at maturity	Retail Price
			Index

Goldman Sachs International
$ 6,497,000	9/15/11	678 bp (1 month	Ford Credit Auto	29,188
		USD-LIBOR-BBA)	Owner Trust
			Series 2005-B
			Class D

EUR 75,621,000	10/31/11	2.12%	Eurostat	605,861
			Eurozone HICP
			excluding tobacco

EUR 75,621,000	10/31/11	(1.935%)	French Consumer	(350,622)
			Price Index
			excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
	$34,300,000	10/1/07	175 bp plus	The spread	$ (14,063)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
			Securities Index

EUR	68,740,000	7/21/11	(2.295%)	Euro Non-revised	(1,439,729)
				Consumer Price
				Index excluding
				tobacco

EUR	68,740,000	7/21/11	2.2325%	Euro Non-revised	1,216,863
				Consumer Price
				Index excluding
				tobacco

Lehman Brothers Special Financing, Inc.
	$76,133,000	10/1/07	30 bp plus	The spread	(30,453)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
			Securities Index

EUR	75,621,000	4/26/11	2.11%	French Non-	1,423,772
				revised Consumer
				Price Index
				excluding tobacco

EUR	75,621,000	4/26/11	(2.115%)	Euro Non-revised	(434,201)
				Consumer Price
				Index excluding
				tobacco

GBP	6,285,000	3/15/36	9,512,647 GBP at	GBP Non-revised	(129,840)
			maturity	Retail Price
				Index

EUR	18,200,000	3/29/37	(2.275%)	Eurostat	19,442
				Eurozone HICP
				excluding tobacco

Morgan Stanley Capital Services Inc.
EUR	19,990,000	1/9/37	(2.135%)	Eurostat	(160,156)
				Eurozone HICP
				excluding tobacco

EUR	72,540,000	1/9/12	2.1625%	Eurostat	193,725
				Eurozone HICP
				excluding tobacco

Total					$ 845,203

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY Series 4
Index	$ (98,682)	$25,935,000		6/20/10	(360 bp)	$(1,486,983)

DJ CDX NA HY Series 6
Index	259,875		29,700,000	6/20/11	(345 bp)	(1,024,650)

Ford Motor Co., 7.45%,
7/16/31	—		2,000,000	3/20/12	(525 bp)	63,660

Ford Motor Credit Co.,
7%, 10/1/13	—		6,000,000	3/20/12	285 bp	(119,280)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—		2,570,000	9/20/11	(111 bp)	(16,448)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—		1,030,000	6/20/11	(101 bp)	(4,652)

Citibank, N.A.
Charter Communications
Operating LLC	—		2,450,000	3/20/12	(108 bp)	26,142

Credit Suisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—		5,930,000	9/20/07	(487.5 bp)	(89,472)

Ford Motor Co., 7.45%,
7/16/31	—		7,190,000	9/20/08	725 bp	433,312

Ford Motor Co., 7.45%,
7/16/31	—		1,260,000	9/20/07	(485 bp)	(18,850)

Republic of Argentina,
8.28%, 2033	—		5,135,000	7/20/09	(214 bp)	(135,832)

Ukraine Government,
7.65%, 6/11/13	—		4,715,000	10/20/11	194 bp	156,412

Credit Suisse International
Freeport-McMoRan Copper
& Gold, Inc.	—		2,439,300	3/20/12	(82 bp)	(17,563)

Neiman Marcus Group,
Inc., 9%, 10/15/15	—		1,475,000	3/20/12	(64 bp)	10,561

Regal Cinemas Corp.	—		2,450,000	3/20/12	(70 bp)	27,873

Republic of Peru, 8
3/4%, 11/21/33	—		2,500,000	4/20/17	125 bp	1

Solectron Corp., 0%,
5/8/20	—		906,000	3/20/12	(180 bp)	(6,968)

Solectron Global
Finance Ltd, 8%, 3/15/16	—		906,000	3/20/12	380 bp	945

Sungard Data Systems,
Inc., 4 7/8%, 1/15/14	—		2,450,000	3/20/10	(48 bp)	5,190

Deutsche Bank AG
DJ iTraxx Europe Series
6 Version 1	38,661	EUR	9,809,000	12/20/13	(40 bp)	(24,249)

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	—	EUR	9,809,000	12/20/13	43 bp	98,728

DJ CDX NA IG Series 7	(2)		$5,584,000	12/20/13	(50 bp)	2,138

DJ CDX NA IG Series 7
Index 7-10% tranche	—		5,584,000	12/20/13	55 bp	18,014

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	$—	$14,727,000	6/20/12	22 bp	$ 10,415

Republic of Indonesia,
6.75%, 2014	—	2,130,000	9/20/16	292 bp	171,685

Republic of Peru, 8
3/4%, 11/21/33	—	2,500,000	4/20/17	126 bp	(1,725)

United Mexican States,
7.5%, 4/8/33	—	2,230,000	4/20/17	66 bp	(410)

United Mexican States,
7.5%, 4/8/33	—	6,115,000	3/20/14	56 bp	18,943

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	28,743,000	(a)	2.461%	2,000,682

Charter Communications
Operating LLC	—	2,450,000	3/20/12	(103 bp)	31,316

DJ CDX NA HY Series 4
Index	80,401	8,645,000	6/20/10	(360 bp)	(382,366)

DJ CDX NA HY Series 5
Index	(1,205,538)	74,400,000	12/20/10	(395 bp)	(6,023,434)

DJ CDX NA HY Series 8
Index	—	2,857,100	6/20/12	(275 bp)	1

DJ CDX NA HY Series 8
Index 25-35% tranche	—	11,433,000	6/20/12	105 bp	1

DJ CDX NA HY Series 8
Index 25-35% tranche	—	11,433,000	6/20/12	102 bp	1

DJ CDX NA IG Series 7
Index	(3)	9,298,000	12/20/13	(50 bp)	3,561

DJ CDX NA IG Series 7
Index 7-10% tranche	—	9,298,000	12/20/13	56 bp	54,605

DJ CDX NA IG Series 7
Index	10,950	19,468,000	12/20/13	(50 bp)	(942)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	19,468,000	12/20/13	48 bp	(1,000)

General Motors Corp.,
7 1/8%, 7/15/13	—	5,930,000	9/20/08	620 bp	361,651

General Motors Corp.,
7 1/8%, 7/15/13	—	5,930,000	9/20/07	(427.5 bp)	(77,724)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,260,000	9/20/07	(425 bp)	(16,357)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,260,000	9/20/08	620 bp	76,843

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—	34,300,000	3/15/49	(70 bp)	(4,572)

Freeport-McMoRan Copper
& Gold, Inc.	—	4,878,600	3/20/12	(85 bp)	(38,206)

Ford Motor Co., 7.45%,
7/16/31	—	1,010,000	9/20/07	(345 bp)	(10,094)

Ford Motor Co., 7.45%,
7/16/31	—	1,010,000	9/20/08	550 bp	39,727

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
General Motors Corp.,
7 1/8%, 7/15/13	$—		$1,010,000	9/20/07	(350 bp)	$ (10,108)

General Motors Corp.,
7 1/8%, 7/15/13	—		1,010,000	9/20/08	500 bp	44,113

Lehman Brothers Special Financing, Inc.
DJ CDX NA CMBX AAA Index	—		76,133,000	3/15/49	(700 bp)	(10,353)

DJ CDX NA HY Series 4
Index	136,364		23,465,000	6/20/10	(360 bp)	(1,119,717)

DJ CDX NA HY Series 6
Index	371,250		49,500,000	6/20/11	(345 bp)	(1,769,625)

DJ CDX NA IG Series 7
Index	5,338		9,000,000	12/20/13	(50 bp)	8,788

DJ CDX NA IG Series 7
Index 7-10% tranche	—		9,000,000	12/20/13	54.37 bp	26,096

DJ iTraxx EUR Series 5
Index	53,968	EUR	7,923,000	6/20/13	(50 bp)	(60,464)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	7,923,000	6/20/13	53.5 bp	144,631

DJ iTraxx Europe Series
6 Version 1	36,492	EUR	11,770,000	12/20/13	(40 bp)	(38,994)

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	—	EUR	11,770,000	12/20/13	45.25 bp	128,988

Goodyear Tire & Rubber,
7.857%, 8/15/11	—		$1,105,000	3/20/12	185 bp	11,338

Solectron Corp., 0%,
5/8/20	—		2,024,000	3/20/12	(180 bp)	(13,321)

Solectron Corp., 0%,
5/8/20	—		1,444,000	3/20/12	(175 bp)	(6,556)

Solectron Corp., 0%,
5/8/20	—		867,000	3/20/12	(175 bp)	(3,936)

Solectron Global
Finance Ltd, 8%, 3/15/16	—		2,024,000	3/20/12	380 bp	2,112

Solectron Global
Finance Ltd, 8%, 3/15/16	—		1,444,000	3/20/12	380 bp	1,659

Solectron Global
Finance Ltd, 8%, 3/15/16	—		867,000	3/20/12	385 bp	2,766

Republic of Peru, 8
3/4%, 11/21/33	—		5,045,000	10/20/16	215 bp	403,289

Ford Motor Co., 7.45%,
7/16/31	—		2,945,000	9/20/07	(345 bp)	(30,814)

Ford Motor Co., 7.45%,
7/16/31	—		2,945,000	9/20/08	570 bp	124,308

General Motors Corp.,
7 1/8%, 7/15/13	—		4,125,000	9/20/07	(335 bp)	(45,945)

General Motors Corp.,
7 1/8%, 7/15/13	—		4,125,000	9/20/08	500 bp	180,166

L-3 Communications
Corp. 7 5/8%, 2012	—		4,205,000	9/20/11	(111 bp)	(26,912)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
L-3 Communications
Corp. 7 5/8%, 2012	$—		$2,576,000	6/20/11	(92 bp)	$ (2,799)

United Mexican States,
7.5%, 4/8/33	—		2,705,000	4/20/17	67 bp	15,219

Merrill Lynch International
DJ CDX NA HY Series 4
Index	166,629		7,790,000	6/20/10	360 bp	583,628

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	5,733		9,656,000	12/20/13	(50 bp)	9,435

DJ CDX NA IG Series 7
Index, 7-10% tranche	—		9,656,000	12/20/13	53 bp	25,773

DJ CDX NA IG Series 7
Index 10-15% tranche	216,120		5,403,000	12/20/09		(13,507)

DJ CDX NA IG Series 8
Index	(6,702)		7,363,500	6/20/12	(35 bp)	2,429

DJ CDX NA HY Series 7
Index	256,643		5,403,000	12/20/09	(325 bp)	55,362

DJ CDX NA HY Series 8
Index	—		2,859,400	6/20/12	(275 bp)	1

DJ CDX NA HY Series 8
Index	(21,281)		2,860,500	6/20/12	(275 bp)	(3,296)

DJ CDX NA HY Series 8
Index 25-35% tranche	—		11,442,000	6/20/12	108 bp	31,580

DJ iTraxx EUR Series 5
Index	48,135	EUR	7,923,000	6/20/13	(50 bp)	(66,297)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	7,923,000	6/20/13	57 bp	163,767

Dominican Republic, 8
5/8%, 4/20/27	—		$ 5,020,000	11/20/11	(170 bp)	(63,035)

Freeport-McMoRan Copper
& Gold, Inc.	—		2,439,300	3/20/12	(83 bp)	(19,015)

Ford Motor Co., 7.45%,
7/16/31	—		1,030,000	9/20/07	(345 bp)	(12,103)

Ford Motor Co., 7.45%,
7/16/31	—		1,030,000	9/20/08	560 bp	42,000

General Motors Corp.,
7 1/8%, 7/15/13	—		1,030,000	9/20/07	(335 bp)	(8,787)

General Motors Corp.,
7 1/8%, 7/15/13	—		1,030,000	9/20/08	500 bp	44,987

United Air Lines, Inc.	—		2,450,000	3/20/12	(94 bp)	31,109

Total						$(7,131,410)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $11,583,631of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,894,569,384)	$2,958,847,962
Affiliated issuers (identified cost $213,489,168) (Note 5)	213,489,168

Cash	17,037,072

Foreign currency (cost $25,875,432) (Note 1)	26,298,873

Interest and other receivables	39,381,322

Receivable for shares of the fund sold	4,297,683

Receivable for securities sold	18,458,681

Receivable for sales of delayed delivery securities (Note 1)	264,801,594

Receivable for variation margin (Note 1)	1,520,873

Receivable for open forward currency contracts (Note 1)	5,828,926

Unrealized appreciation on swap contracts (Note 1)	43,780,703

Premiums paid on swap contracts (Note 1)	1,332,208

Receivable for closed swap contracts (Note 1)	233,859

Total assets	3,595,308,924

LIABILITIES

Payable for securities purchased	35,306,815

Payable for purchases of delayed delivery securities (Note 1)	531,558,478

Payable for shares of the fund repurchased	5,083,341

Payable for compensation of Manager (Notes 2 and 5)	3,737,171

Payable for investor servicing and custodian fees (Note 2)	376,340

Payable for Trustee compensation and expenses (Note 2)	400,742

Payable for administrative services (Note 2)	8,029

Payable for distribution fees (Note 2)	1,544,647

Payable for open forward currency contracts (Note 1)	12,904,236

Payable for closed forward currency contracts (Note 1)	2,455,258

Written options outstanding, at value (premiums received $965,528) (Notes 1 and 3)	1,050,383

TBA sale commitments, at value (proceeds receivable $264,353,008) (Note 1)	263,732,444

Unrealized depreciation on swap contracts (Note 1)	48,664,738

Premiums received on swap contracts (Note 1)	1,686,559

Payable for closed swap contracts (Note 1)	337,905

Collateral on securities loaned, at value (Note 1)	11,843,120

Other accrued expenses	271,450

Total liabilities	920,961,656

Net assets	$2,674,347,268
(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,461,003,357

Distributions in excess of net investment income (Note 1)	(8,077,932)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(832,790,162)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	54,212,005

Total — Representing net assets applicable to capital shares outstanding	$2,674,347,268

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,417,467,634 divided by 141,331,879 shares)	$10.03

Offering price per class A share
(100/96.25 of $10.03)*	$10.42

Net asset value and offering price per class B share
($235,560,084 divided by 23,683,314 shares)**	$9.95

Net asset value and offering price per class C share
($119,790,108 divided by 12,020,297 shares)**	$9.97

Net asset value and redemption price per class M share
($883,382,862 divided by 88,919,033 shares)	$9.93

Offering price per class M share
(100/96.75 of $9.93)***	$10.26

Net asset value, offering price and redemption price per class R share
($983,162 divided by 98,210 shares)	$10.01

Net asset value, offering price and redemption price per class Y share
($17,163,418 divided by 1,710,246 shares)	$10.04

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/07 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax $89,436) (including interest income of $2,620,522
from investments in affiliated issuers) (Note 5)	$ 86,358,989

Securities lending	25,745

Total investment income	86,384,734

EXPENSES

Compensation of Manager (Note 2)	7,731,660

Investor servicing fees (Note 2)	1,715,266

Custodian fees (Note 2)	336,647

Trustee compensation and expenses (Note 2)	39,010

Administrative services (Note 2)	33,582

Distribution fees — Class A (Note 2)	1,713,764

Distribution fees — Class B (Note 2)	1,275,181

Distribution fees — Class C (Note 2)	586,949

Distribution fees — Class M (Note 2)	2,458,199

Distribution fees — Class R (Note 2)	2,017

Other	258,401

Fees waived and reimbursed by Manager (Note 5)	(44,992)

Total expenses	16,105,684

Expense reduction (Note 2)	(161,458)

Net expenses	15,944,226

Net investment income	70,440,508

Net realized gain on investments (Notes 1 and 3)	26,985,776

Net realized loss on swap contracts (Note 1)	(2,872,472)

Net realized gain on futures contracts (Note 1)	267,918

Net realized gain on foreign currency transactions (Note 1)	716,532

Net realized gain on written options (Notes 1 and 3)	1,119,090

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(11,887,139)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the period	14,619,110

Net gain on investments	28,948,815

Net increase in net assets resulting from operations	$99,389,323

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS
	Six months ended	Year ended
	3/31/07*	9/30/06

Operations:
Net investment income	$ 70,440,508	$ 161,865,341

Net realized gain (loss) on investments
and foreign currency transactions	26,216,844	(20,308,275)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	2,731,971	(4,319,286)

Net increase in net assets resulting from operations	99,389,323	137,237,780

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(37,032,952)	(99,460,450)

Class B	(6,049,692)	(23,374,073)

Class C	(2,763,661)	(11,881,215)

Class M	(25,889,806)	(103,447,188)

Class R	(20,666)	(45,032)

Class Y	(461,379)	(1,511,957)

Redemption fees (Note 1)	2,964	7,881

Decrease from capital share transactions (Note 4)	(183,082,116)	(980,238,049)

Total decrease in net assets	(155,907,985)	(1,082,712,303)

NET ASSETS

Beginning of period	2,830,255,253	3,912,967,556

End of period (including distributions in excess
of net investment income of $8,077,932
and $6,300,284, respectively)	$2,674,347,268	$ 2,830,255,253

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss)on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2007**	$9.93	.27(d)	.10	.37	(.27)	—	(.27)	—(e)	$10.03	3.78*	$1,417,468	.49*(d)	2.65*(d)	27.49*(f)
September 30, 2006	10.20	.53(d,g)	(.05)	.48	(.75)	—	(.75)	—(e)	9.93	5.03	1,336,319	.95(d,g)	5.32(d,g)	71.35(f)
September 30, 2005	10.10	.51(d)	.13	.64	(.54)	—	(.54)	—(e)	10.20	6.50	1,364,862	.91(d)	4.97(d)	125.82(f)
September 30, 2004	9.85	.54(d)	.39	.93	(.68)	—	(.68)	—(e)	10.10	9.73	1,340,885	.95(d)	5.44(d)	99.17
September 30, 2003	8.89	.68	1.00	1.68	(.72)	—	(.72)	—	9.85	19.65	1,478,254.96		7.22	146.21(h)
September 30, 2002	9.26	.73	(.31)	.42	(.74)	(.05)	(.79)	—	8.89	4.61	1,296,859.94		7.96	209.42(h,i)

CLASS B
March 31, 2007**	$9.85	.23(d)	.10	.33	(.23)	—	(.23)	—(e)	$9.95	3.42*	$235,560	.86*(d)	2.28*(d)	27.49*(f)
September 30, 2006	10.12	.45(d,g)	(.04)	.41	(.68)	—	(.68)	—(e)	9.85	4.26	273,563	1.70(d,g)	4.59(d,g)	71.35(f)
September 30, 2005	10.02	.43(d)	.14	.57	(.47)	—	(.47)	—(e)	10.12	5.72	391,133	1.66(d)	4.23(d)	125.82(f)
September 30, 2004	9.78	.47(d)	.37	.84	(.60)	—	(.60)	—(e)	10.02	8.85	516,726	1.70(d)	4.73(d)	99.17
September 30, 2003	8.84	.61	.98	1.59	(.65)	—	(.65)	—	9.78	18.67	742,979	1.71	6.49	146.21(h)
September 30, 2002	9.22	.66	(.32)	.34	(.68)	(.04)	(.72)	—	8.84	3.70	696,733	1.69	7.20	209.42(h,i)

CLASS C
March 31, 2007**	$9.87	.23(d)	.10	.33	(.23)	—	(.23)	—(e)	$9.97	3.41*	$119,790	.86*(d)	2.28*(d)	27.49*(f)
September 30, 2006	10.14	.45(d,g)	(.04)	.41	(.68)	—	(.68)	—(e)	9.87	4.25	120,990	1.70(d,g)	4.61(d,g)	71.35(f)
September 30, 2005	10.04	.43(d)	.14	.57	(.47)	—	(.47)	—(e)	10.14	5.71	226,005	1.66(d)	4.23(d)	125.82(f)
September 30, 2004	9.80	.47(d)	.37	.84	(.60)	—	(.60)	—(e)	10.04	8.87	265,151	1.70(d)	4.67(d)	99.17
September 30, 2003	8.86	.57	1.03	1.60	(.66)	—	(.66)	—	9.80	18.70	237,437	1.71	6.10	146.21(h)
September 30, 2002	9.24	.65	(.31)	.34	(.68)	(.04)	(.72)	—	8.86	3.72	26,673	1.69	7.17	209.42(h,i)

CLASS M
March 31, 2007**	$9.84	.25(d)	.10	.35	(.26)	—	(.26)	—(e)	$9.93	3.58*	$883,383	.62*(d)	2.53*(d)	27.49*(f)
September 30, 2006	10.11	.50(d,g)	(.04)	.46	(.73)	—	(.73)	—(e)	9.84	4.82	1,082,428	1.20(d,g)	5.10(d,g)	71.35(f)
September 30, 2005	10.02	.48(d)	.13	.61	(.52)	—	(.52)	—(e)	10.11	6.19	1,898,276	1.16(d)	4.73(d)	125.82(f)
September 30, 2004	9.78	.51(d)	.38	.89	(.65)	—	(.65)	—(e)	10.02	9.43	3,174,449	1.20(d)	5.17(d)	99.17
September 30, 2003	8.83	.65	1.00	1.65	(.70)	—	(.70)	—	9.78	19.37	3,004,689	1.21	6.96	146.21(h)
September 30, 2002	9.22	.70	(.32)	.38	(.72)	(.05)	(.77)	—	8.83	4.13	2,258,273	1.19	7.68	209.42(h,i)

CLASS R
March 31, 2007**	$9.91	.25(d)	.11	.36	(.26)	—	(.26)	—(e)	$10.01	3.66*	$983	.62*(d)	2.52*(d)	27.49*(f)
September 30, 2006	10.18	.50(d,g)	(.04)	.46	(.73)	—	(.73)	—(e)	9.91	4.79	703	1.20(d,g)	5.06(d,g)	71.35(f)
September 30, 2005	10.09	.48(d)	.14	.62	(.53)	—	(.53)	—(e)	10.18	6.20	563	1.16(d)	4.66(d)	125.82(f)
September 30, 2004†	9.93	.46(d)	.24	.70	(.54)	—	(.54)	—(e)	10.09	7.30*	94	1.00*(d)	4.32(d)*	99.17

CLASS Y
March 31, 2007**	$9.93	.28(d)	.11	.39	(.28)	—	(.28)	—(e)	$10.04	4.00*	$17,163	.37*(d)	2.78*(d)	27.49*(f)
September 30, 2006	10.20	.55(d,g)	(.04)	.51	(.78)	—	(.78)	—(e)	9.93	5.29	16,251	.70(d,g)	5.59(d,g)	71.35(f)
September 30, 2005	10.10	.53(d)	.14	.67	(.57)	—	(.57)	—(e)	10.20	6.74	32,129	.66(d)	5.22(d)	125.82(f)
September 30, 2004	9.85	.56(d)	.39	.95	(.70)	—	(.70)	—(e)	10.10	9.99	27,017	.70(d)	5.68(d)	99.17
September 30, 2003	8.89	.70	1.00	1.70	(.74)	—	(.74)	—	9.85	19.96	25,427.71		7.45	146.21(h)
September 30, 2002	9.28	.77	(.34)	.43	(.77)	(.05)	(.82)	—	8.89	4.65	17,109.69		8.20	209.42(h,i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

72 73

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to September 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

March 31, 2007	<0.01%

September 30, 2006	0.01

September 30, 2005	0.01

September 30, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006 (Note 8).

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by allocating its investments among the U.S. government and investment-grade corporate, the high-yield corporate and the international sectors of the fixed-income securities market. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At March 31, 2007, the value of securities loaned amounted to $11,583,631. The fund received cash collateral of $11,843,120 which is pooled with collateral of other Putnam funds into 31 issues of high grade short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $851,676,556 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 26,366,190	September 30, 2007

234,609,900	September 30, 2008

110,840,621	September 30, 2009

164,353,970	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2007 $11,241,640 of losses recognized during the period November 1, 2005 to September 30, 2006.

The aggregate identified cost on a tax basis is $3,108,715,792, resulting in gross unrealized appreciation and depreciation of $105,191,529 and $41,570,191, respectively, or net unrealized appreciation of $63,621,338.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities in the fund’s portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2007, the fund incurred $2,044,771 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2007, the fund’s expenses were reduced by $161,458 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $778, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $76,881 and $1,506 from the sale of class A and class M shares, respectively, and received $123,066 and $2,132 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received $1,502 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $681,198,697 and $796,214,002, respectively. Purchases and sales of U.S. government securities aggregated $23,633,924 and $126,763,410, respectively.

Written option transactions during the period ended March 31, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options
outstanding	JPY	59,657,639,000	$1,119,090
at beginning	AUD	—	—
of period	EUR	—	—

Options opened	JPY	—	—
	AUD	132,620,000	62,376
	EUR	22,180,000	903,152

Options exercised	JPY	—	—
	AUD	—	—
	EUR	—	—

Options expired	JPY	(59,657,639,000)	(1,119,090)
	AUD	—	—
	EUR	—	—

Options closed	JPY	—	—
	AUD	—	—
	EUR	—	—

Written options	JPY	—	—
outstanding at	AUD	132,620,000	$62,376
end of period	EUR	22,180,000	$903,152

Note 4: Capital shares

At March 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/07:
Shares sold	18,476,435	$ 184,543,152

Shares issued
in connection
with reinvestment
of distributions	2,849,133	28,373,608

	21,325,568	212,916,760

Shares
repurchased	(14,575,630)	(145,614,804)

Net increase	6,749,938	$ 67,301,956

Year ended 9/30/06:
Shares sold	25,480,669	$ 251,417,389

Shares issued
in connection
with reinvestment
of distributions	7,557,622	74,381,942

	33,038,291	325,799,331

Shares
repurchased	(32,294,245)	(319,329,637)

Net increase	744,046	$ 6,469,694

CLASS B	Shares	Amount

Six months ended 3/31/07:
Shares sold	1,979,091	$ 19,605,996

Shares issued
in connection
with reinvestment
of distributions	435,986	4,306,903

	2,415,077	23,912,899

Shares
repurchased	(6,507,737)	(64,432,822)

Net decrease	(4,092,660)	$ (40,519,923)

Year ended 9/30/06:
Shares sold	4,017,707	$ 39,442,386

Shares issued
in connection
with reinvestment
of distributions	1,705,657	16,662,665

	5,723,364	56,105,051

Shares
repurchased	(16,600,648)	(162,702,000)

Net decrease	(10,877,284)	$ (106,596,949)

CLASS C	Shares	Amount

Six months ended 3/31/07:
Shares sold	2,071,179	$ 20,577,768

Shares issued
in connection
with reinvestment
of distributions	85,361	845,244

	2,156,540	21,423,012

Shares
repurchased	(2,397,270)	(23,764,062)

Net decrease	(240,730)	$ (2,341,050)

Year ended 9/30/06:
Shares sold	1,733,981	$ 17,001,294

Shares issued
in connection
with reinvestment
of distributions	202,808	1,984,027

	1,936,789	18,985,321

Shares
repurchased	(11,971,954)	(117,779,161)

Net decrease	(10,035,165)	$ (98,793,840)

CLASS M	Shares	Amount

Six months ended 3/31/07:
Shares sold	298,184	$ 2,954,284

Shares issued
in connection
with reinvestment
of distributions	48,615	479,736

	346,799	3,434,020

Shares
repurchased	(21,454,924)	(211,965,104)

Net decrease	(21,108,125)	$(208,531,084)

Year ended 9/30/06:
Shares sold	359,278	$ 3,507,741

Shares issued
in connection
with reinvestment
of distributions	135,353	1,320,413

	494,631	4,828,154

Shares
repurchased	(78,204,784)	(771,110,980)

Net decrease	(77,710,153)	$(766,282,826)

CLASS R	Shares	Amount

Six months ended 3/31/07:
Shares sold	33,301	$ 332,021

Shares issued
in connection
with reinvestment
of distributions	2,077	20,666

	35,378	352,687

Shares
repurchased	(8,133)	(81,160)

Net increase	27,245	$ 271,527

Year ended 9/30/06:
Shares sold	27,862	$ 275,493

Shares issued
in connection
with reinvestment
of distributions	4,583	45,019

	32,445	320,512

Shares
repurchased	(16,751)	(165,567)

Net increase	15,694	$ 154,945

CLASS Y	Shares	Amount

Six months ended 3/31/07:
Shares sold	263,618	$ 2,630,349

Shares issued
in connection
with reinvestment
of distributions	45,749	455,973

	309,367	3,086,322

Shares
repurchased	(234,963)	(2,349,864)

Net increase	74,404	$ 736,458

Year ended 9/30/06:
Shares sold	376,570	$ 3,727,121

Shares issued
in connection
with reinvestment
of distributions	152,525	1,504,459

	529,095	5,231,580

Shares
repurchased	(2,042,487)	(20,420,653)

Net decrease	(1,513,392)	$(15,189,073)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each businessday. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2007, management fees paid were reduced by $44,992 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $2,620,522 for the period ended  March 31, 2007. During the period ended March 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $557,001,269 and $432,659,197, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of March 31, 2007, the fund had unfunded loan commitments of $1,610,938, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Meg Energy Corp.	$ 500,000

Trump Hotel &
Casino Resort, Inc.	1,110,938

Total	$1,610,938

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $225,612 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	Beth S. Mazor
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	W. Thomas Stephens	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Richard S. Robie, III
Putnam Investments Limited	George Putnam, III	Vice President
57–59 St. James’s Street	President
London, England SW1A 1LD		Francis J. McNamara, III
	Charles E. Porter	Vice President and
Marketing Services	Executive Vice President,	Chief Legal Officer
Putnam Retail Management	Principal Executive Officer,
One Post Office Square	Associate Treasurer and	Robert R. Leveille
Boston, MA 02109	Compliance Liaison	Chief Compliance Officer

Custodians	Jonathan S. Horwitz	Mark C. Trenchard
Putnam Fiduciary Trust	Senior Vice President and	Vice President and
Company, State Street Bank	Treasurer	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Judith Cohen
Legal Counsel	Vice President and	Vice President, Clerk and
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer

Trustees	Janet C. Smith	Wanda M. McManus
John A. Hill, Chairman	Vice President, Principal	Vice President, Senior Associate
Jameson Adkins Baxter,	Accounting Officer and	Treasurer and Assistant Clerk
Vice Chairman	Assistant Treasurer
Charles B. Curtis		Nancy E. Florek
Myra R. Drucker	Susan G. Malloy	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Vice President and	Assistant Treasurer and
Paul L. Joskow	Assistant Treasurer	Proxy Manager
Elizabeth T. Kennan

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

**PUTNAM INVESTMENTS**

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

| Not FDIC Insured | May Lose Value | No Bank Guarantee |
|---|---|---|

SA028 243436 5/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.  Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2007